UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

GREEN THUMB INDUSTRIES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREEN THUMB INDUSTRIES INC.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

OF GREEN THUMB INDUSTRIES INC.

AND

PROXY STATEMENT

FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2022

May 2, 2022

GREEN THUMB INDUSTRIES INC.

Notice of Annual General Meeting of Shareholders (the “Notice”)

The 2022 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., a British Columbia corporation (the “Corporation” or the “Company”), will be a virtual meeting held on June 16, 2022 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2022.

The following matters will be considered at the Meeting:

•	The setting of the number of directors at six;

•	The election of directors for the forthcoming year from the nominees proposed by the Board of Directors of the Company;

•	The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the accompanying proxy statement;

•

The recommendation, on an advisory basis, of the frequency (every year, two years or three years) that the Company will hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers;

•

The re-appointment of Baker Tilly US, LLP (“Baker Tilly”), as auditors for the Company and the authorization of the board of directors of the Company (the “Board”) to fix the auditors’ remuneration and terms of engagement; and

•	The transaction of such other business as may properly come before the Meeting or any adjournment(s) thereof.

This Notice of Meeting is accompanied by the proxy statement and the accompanying form of proxy (“Proxy Instrument”). As permitted by applicable securities law, the Company is using notice-and-access to deliver the proxy statement to shareholders. This means that the proxy statement is being posted online to access, rather than being mailed out. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2021, together with the notes thereto, the independent auditor’s report thereon and the related management’s discussion and analysis are available on the Company’s website at investors.gtigrows.com, Canada’s System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and the Securities and Exchange Commission’s website at www.sec.gov. Shareholders will still receive a Proxy Instrument or a voting instruction form in the mail so they can vote their shares but, instead of receiving a paper copy of the proxy statement, they will receive a notice with information about how they can access the proxy statement electronically and how to request a paper copy.

The record date for the determination of shareholders of the Company entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 22, 2022 (the “Record Date”). Shareholders of the Company whose names have been entered in the register of shareholders of the Company at the close of business on the Record Date will be entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof.

A shareholder of the Company may attend the Meeting live via webcast or may be represented by proxy. Registered shareholders of the Company who are unable to attend the Meeting or any adjournment(s) thereof via the webcast are requested to date, sign and return the accompanying Proxy Instrument for use at the Meeting or any adjournment(s) thereof.

To be effective, the enclosed Proxy Instrument must be returned to our proxy tabulator, Broadridge Financial Solutions (“Broadridge”) by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51

Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903. All instructions are listed on the enclosed Proxy Instrument. Your proxy or voting instructions must be received in each case no later than 10:59 p.m. (Central Time) on June 14, 2022 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) to the Meeting.

Whether or not you plan to attend the Meeting via live webcast, we encourage you to read this proxy statement and promptly vote your shares. For specific instructions on how to vote your shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.

DATED as of May 2, 2022 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2022

The Notice of Annual General Meeting and Proxy Statement are available on our website at

investors.gtigrows.com/2022proxy. The 2021 Annual Report to Shareholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2021, is available on our website at

investors.gtigrows.com/2021annualreport.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY OVER THE INTERNET

BY VISITING WWW.PROXYVOTE.COM

OR BY TELEPHONE (800) 690-6903

OR

MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

i

ii

PROXY STATEMENT FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2022

This proxy statement contains information about the 2022 annual general meeting of shareholders (the “Meeting”) of Green Thumb Industries Inc., to be held via live webcast on June 16, 2022 beginning at 10 a.m. (Central time), at www.virtualshareholdermeeting.com/GTBIF2022. The board of directors (the “Board”) is using this proxy statement to solicit proxies for use at the Meeting. Unless the context otherwise requires, references to “we,” “us,” “our,” “Company,” “Corporation” or “Green Thumb” or similar terms refers to Green Thumb Industries Inc. together with its wholly-owned subsidiaries. The mailing address of our principal executive offices is 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke it at any time up to and including the day two business days preceding the day of the Meeting by giving our Corporate Secretary written notice to that effect or at the Meeting by providing written notice to our Chair to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 the (“Form 10-K”) available to shareholders on May 2, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be Held on June 16, 2022:

This proxy statement and our Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.

A copy of our Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission (“SEC”) on March 1, 2022, except for exhibits, will be furnished without charge to any shareholder upon written request to our Corporate Secretary at investorrelations@gtigrows.com. This proxy statement and our Form 10-K for the fiscal year ended December 31, 2021 are also available on our website at investors.gtigrows.com, the SEC’s website at www.sec.gov and SEDAR at www.sedar.com.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING

Proxy Materials

Why am I receiving these materials?

Our Board is using this proxy statement to solicit proxies for use at the Meeting to be held via live webcast on June 16, 2022 and is making these materials available by posting them online to access, rather than mailing them out unless requested by a shareholder. The cost of any solicitation will be borne by the Company. Proxies may also be solicited personally by employees of the Company at nominal cost to the Company.

As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of management of the Company and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.

These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice, the proxy statement and the accompanying Proxy Instrument (collectively, the “Documents”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to non-registered shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders” or “beneficial owners”). The Intermediaries are required to forward the Documents to Non-registered Shareholders.

Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.

Non-registered Shareholders who have received the Documents from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:

•

be provided with a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to our proxy tabulator, Broadridge Financial Solutions; or

•

be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder (beneficial owner), the Company or its agent has sent these materials to your Intermediary in accordance with applicable securities regulatory requirements. Your Intermediary is responsible for: (i) delivering the Documents to you; and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Documents by electronic delivery (“e-Delivery”) will have received e-mail notification from the Intermediary that the Documents are available electronically on the Company’s website. Please return your voting instructions as specified in the request for voting instructions.

Receiving Future Meeting Materials by Email

eDelivery ensures that shareholders receive documents faster, helps reduce printing and postage expenses and creates less paper waste. Shareholders who wish to enroll in e-Delivery may sign up at www.proxyvote.com.

What is included in the proxy materials?

The proxy materials include:

•	our Notice of Meeting;
•	our proxy statement for the Meeting;

•	a Proxy Instrument or voting instruction card; and

•	our 2021 Form 10-K.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and its committees, corporate governance, the compensation of our directors and executive officers and other required information.

I share an address with another shareholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another shareholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Corporate Secretary at investorrelations@gtigrows.com or by calling us at (312) 471-6720.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a shareholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact Broadridge Financial Solutions at:

Broadridge

51 Mercedes Way

Edgewood, NY 11717

1-866-540-7095

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

Who pays the cost of soliciting proxies for the Meeting?

We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact.

We will not reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial shareholders.

What items of business will be voted on at the Meeting?

The business items to be voted on at the Meeting are to:

•	Set the number of directors at six;

•	Re-elect the directors for the forthcoming year from the nominees proposed by the Board of Directors of the Company;

•	Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement (which we refer to as the “Say-on-Pay Proposal”) ;

•

Recommend, on an advisory basis, the frequency (every year, two years or three years) that the Company will hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers (which we refer to as the “Say-on-Frequency Proposal”);

•	Re-appoint Baker Tilly US, LLP (“Baker Tilly”) as auditors for the Company and the authorization of the Board to fix the auditors’ remuneration and terms of engagement; and

•	Transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

What are my voting choices?

You may vote “FOR” or “WITHHOLD” for the setting of the number of directors at six; “FOR” or “WITHHOLD” for the re-election of nominees for election as directors; “FOR,” “AGAINST” OR “ABSTAIN” for the Say-on-Pay Proposal; “ONE YEAR” “TWO YEARS” or “THREE YEARS” for the Say-on-Frequency Proposal); and “FOR” or “WITHHOLD” for the re-appointment of Baker Tilly as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the setting of the number of directors at six; “FOR” each of its nominees for election to the Board; “FOR” the Say-on-Pay Proposal; “ONE YEAR” for the Say-on-Frequency Proposal; and “FOR” the re-appointment of Baker Tilly, as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration and set the terms of engagement.

What vote is required to approve each item?

To conduct business at the Meeting, the quorum of shareholders is one person who holds, or who represents by proxy one or more shareholders who in the aggregate hold, at least 5% of the issued shares entitled to be voted at the Meeting.

If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting. As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Set the number of directors at six	Majority of the votes cast on the proposal
2. Election of directors	Majority of the votes cast on the proposal
3. Approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement	Majority of the votes cast on the proposal
4. Recommend, on an advisory basis, the frequency of the advisory shareholder vote to approve the compensation of the Company’s named executive officers	Option receiving the greatest number of votes
5. Re-appointment and remuneration of auditors	Majority of the votes cast on the proposal

What happens if additional items are presented at the Meeting?

As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Where can I find the voting results?

We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC promptly following the Meeting. The Form 8-K will also be available on our website at investors.gtigrows.com.

How You Can Vote

What shares can I vote?

You are entitled to vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through an Intermediary. On April 22, 2022, there were 859 shareholders of record holding (i) 204,134,242 Subordinate Voting Shares; (ii) 38,531 Multiple Voting Shares; and (iii) 280,031 Super Voting Shares.

REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT THEM AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY INSTRUMENT either by striking out the names of the persons designated in the Proxy Instrument and by inserting the name of the person or company to be appointed in the space provided in the Proxy Instrument or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com and clicking “Vote” or by calling 1-800-690-6903.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Most of our shareholders hold their shares through an Intermediary, such as a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares electronically at the Meeting. You have received a proxy card to use in voting your shares either by mail or email.

Beneficial Owner

If your shares are held through an Intermediary such as a bank, broker, plan trustee or other nominee, it is likely that they are registered in the name of the Intermediary and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your Intermediary has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares electronically at the Meeting, or any adjournment(s) or postponement(s) thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

How can I vote at the Meeting?

You may vote electronically, at the Meeting or any adjournment(s) or postponement(s) thereof, those shares that you hold in your name as the shareholder of record. You may vote electronically at the Meeting shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the Intermediary that is the registered holder of your shares.

Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions in advance as described below, so that your vote will be counted if you later decide not to attend.

How can I vote without attending the Meeting?

Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each registered shareholder submitting a proxy has the right to appoint one or more proxy holders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.

Voting by Internet

Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.

Voting by Mail

Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our proxy tabulator, Broadridge, at the following address:

Vote Processing, c/o Broadridge

51 Mercedes Way

Edgewood, NY 11717

How do I attend the virtual Meeting?

This year’s Meeting will again be a completely virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Meeting only if you were a registered shareholder as of the close of business on April 22, 2022 or if you hold a valid proxy to vote at the annual meeting.

You will be able to attend the Meeting online and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2022. You will also be able to vote your shares electronically at the Meeting. To participate, you will need your 16-digit control number included in your proxy materials, on your proxy card, or on the instructions that accompanied your proxy materials.

The Meeting will begin promptly at 10 a.m., Central time. We encourage you to access the Meeting prior to the start time. Online access will open at 9:45 a.m., Central time, and you should allow ample time to log in to the Meeting webcast and test your computer audio system. Technical assistance will be available if you have difficulty logging into the Meeting via a telephone number that will be posted on the login page to the Meeting.

We recommend that you carefully review the procedures needed to gain admission in advance. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate online.

What will I need to attend the virtual Meeting?

If you were a shareholder of record as of the close of business on April 22, 2022, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2022 and using your 16-digit control number to enter the Meeting. If you are not a shareholder of record but hold shares as a beneficial owner in street name, you may join the meeting as a guest or by obtaining a proxy from the owner of record. If you do not comply with the procedures outlined above, you will not be admitted to the virtual Meeting.

Will I be able to attend the Meeting without a 16-digit control number?

Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.

Why a virtual annual meeting?

We are excited to again embrace virtual meeting technology, which we believe provides expanded access, improved communications and cost and time savings for our shareholders and the Company. A virtual meeting enables increased shareholder attendance and participation from locations around the world. We believe the cost and time savings afforded by a virtual meeting encourages more shareholders to attend the Meeting. In addition, given the continued uncertainties in connection with the COVID-19 pandemic, including risks related to travel and attending large gatherings, we believe that a virtual-only meeting is the most appropriate format for our shareholders and other Meeting attendees.

You will be able to attend the Meeting online and submit your questions or comments during the Meeting by visiting www.virtualshareholdermeeting.com/GTBIF2022. You will also be able to vote your shares electronically at the Meeting. We encourage you to vote your shares prior to the Meeting to ensure they are represented. Even if you submit a vote prior to the Meeting, you will have an opportunity to vote again during the Meeting and automatically revoke your earlier vote.

What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Meeting. If you encounter any difficulties accessing the virtual Meeting during check-in or during the Meeting, please call the technical support number that will be posted on the virtual Meeting login page (www.virtualshareholdermeeting.com/GTBIF2022).

How do I submit questions for the Meeting?

Shareholders who wish to submit questions or comments may do so during the live webcast of the Meeting at www.virtualshareholdermeeting.com/GTBIF2022. Instructions will be available on the virtual Meeting site and technical assistance will be available.

How will my shares be voted?

Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed Proxy Instrument WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE NUMBER OF DIRECTORS AT SIX, FOR THE ELECTION OF DIRECTORS, FOR THE SAY-ON-PAY PROPOSAL, 1 YEAR ON THE SAY-ON-FREQUENCY PROPOSAL AND FOR THE RE-APPOINTMENT OF BAKER TILLY US, LLP AS THE AUDITORS OF THE COMPANY AND FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO FIX AUDITORS’ REMUNERATION AND TERMS OF ENGAGEMENT. The shares represented by the Proxy Instrument will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. The enclosed Proxy Instrument confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice or other matters which may properly come before the Meeting. As of the date of this proxy statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed Proxy Instrument to vote such proxy according to their best judgment.

Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to elect our auditor. Your broker will be prohibited from voting your shares without your instructions on the number of directors, the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?

Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Meeting via the live webcast and any adjournment(s) or postponement(s) thereof and votes electronically submitted during the Meeting as described above under the heading “How can I vote at the Meeting?”

When is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 10:59 p.m. (Central time) on June 14, 2022 or 48 hours prior to any adjournment(s) of the Meeting or must be deposited at the Meeting with the chairman of the Meeting before the commencement of the Meeting or any adjournment(s) thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your Intermediary.

May I change or revoke my vote?

A shareholder who has given a proxy pursuant to this solicitation may revoke it at any time up to and including the second business day preceding the day of the Meeting or any adjournment(s) thereof at which the proxy is to be used:

•

by an instrument in writing executed by the Shareholder or by his, her or its attorney authorized in writing and either delivered to the attention of the Corporate Secretary of the Company c/o by mail using the enclosed return envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717;

•	by delivering written notice of such revocation to the chairman of the Meeting prior to the commencement of the Meeting on the day of the Meeting or any adjournment(s) thereof, or

•	in any other manner permitted by law.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your Intermediary (which revokes your earlier instructions), or, if you have obtained a legal proxy from the Intermediary giving you the right to vote your shares, by attending the Meeting and voting via the live webcast.

Shareholder Proposals and Director Nominations

What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?

The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than the close of business (Central time) on March 16, 2023 and must be submitted to our Corporate Secretary at Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three (3) months before the anniversary of the Company’s last annual general meeting (March 16, 2023). Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.

How may I nominate director candidates or present other business for consideration at a meeting?

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth below under the heading “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Any such notice also must include the information required by our Amended and Restated Articles (“articles”) (which may be obtained as provided below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”) and must be updated and supplemented as provided in the articles.

Written notice of director nominees must be received, in the case of an annual meeting, not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that if the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the initial public announcement of the date of the annual meeting of shareholders was made, notice by the nominating shareholder may be made not later than the close of business on the tenth (10th) day following such public announcement. See “Advance Notice Policy” under “Proposals No. 1 and 2—Election of Directors” in this proxy statement.

How may I recommend candidates to serve as directors?

Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address set forth below under the heading “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” in accordance with the notice provisions described above under the heading “How may I nominate director candidates or present other business for consideration at a meeting?”

To be in proper written form, such notice must set forth the nominee’s name, age, business and residential address, and principal occupation or employment for the past five (5) years, his or her direct or indirect beneficial ownership in, or control or direction over, any class or series of securities of the Company, including the number or principal amount and such other information on the nominee and the nominating shareholder as set forth in our articles, which may be obtained in accordance with the instructions below under the heading “How may I obtain financial and other information about Green Thumb Industries Inc.?”

Description of the Company’s Voting Securities

The Company is authorized to issue an unlimited number of Subordinate Voting Shares, an unlimited number of Multiple Voting Shares and an unlimited number of Super Voting Shares.

On April 22, 2022, the Record Date, there were 859 shareholders of record holding (i) 204,134,242 Subordinate Voting Shares; (ii) 38,531 Multiple Voting Shares; and (iii) 280,031 Super Voting Shares.

The Subordinate Voting Shares and Multiple Voting Shares are “restricted securities” within the meaning of such term under applicable Canadian securities laws. Under Canadian securities laws, a “restricted security” means an equity security of a reporting issuer if, among other things, there is another class of securities of the reporting issuer that carries a greater number of votes per security relative to the equity security. As of the Record Date, the Subordinate Voting Shares represent approximately 41.8% of voting rights attached to outstanding securities of the Company, the Multiple Voting Shares represent approximately 0.8% of voting rights attached to outstanding securities of the Company, and the Super Voting Shares represent approximately 57.4% of voting rights attached to outstanding securities of the Company.

The total number of equity shares assuming all are converted into Subordinate Voting Shares as of the Record Date would be 235,990,442.

Holders of Subordinate Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Subordinate Voting Shares are entitled to one vote in respect of each Subordinate Voting Share held.

Holders of Multiple Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Multiple Voting Shares are entitled to one vote in respect of each Subordinate Voting Share into which such Multiple Voting Share could then be converted (currently 100 votes per Multiple Voting Share held).

Holders of Super Voting Shares are entitled to notice of and to attend any meeting of the shareholders of the Company, except a meeting of which only holders of another particular class or series of shares of the Company have the right to vote. At each such meeting, holders of Super Voting Shares are entitled to 1,000 votes per share.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2022, provides further information regarding our securities.

Except as set out below, to the knowledge of the directors and officers of the Company, as of April 1, 2022, no person beneficially owns or exercises control over, directly or indirectly, more than 10% of the outstanding voting securities of the Company:

Name of Shareholder	Number of Super Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Super Voting Shares Owned, Controlled or Directed	Number of Multiple Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Multiple Voting Shares Owned, Controlled or Directed	Number of Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Outstanding Subordinate Voting Shares Owned, Controlled or Directed	Percentage of Votes Attaching to all Outstanding Shares Owned, Controlled or Directed
Benjamin Kovler(1)	183,254	65.4%	—	—	592,969	0.3%	37.7%

Note:

(1)

Comprised of Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares either (i) held, directly or indirectly, by Benjamin Kovler, his associates and/or certain other related entities and trusts, or (ii) over which Benjamin Kovler exercises direction or control.

Take-Over Bid Protection

Under applicable Canadian law, an offer to purchase Super Voting Shares would not necessarily require that an offer be made to purchase Subordinate Voting Shares or Multiple Voting Shares. In accordance with the rules applicable to most senior issuers in Canada, in the event of a take-over bid, the holders of Subordinate Voting Shares or of Multiple Voting Shares will be entitled to participate on an equal footing with holders of Super Voting Shares. The owners of all the outstanding Super Voting Shares entered into a customary coattail agreement with the Company and a trustee (the “Coattail Agreement”). The Coattail Agreement contains provisions customary in Canada for dual class, listed corporations designed to prevent transactions that otherwise would deprive the holders of Subordinate Voting Shares or of Multiple Voting Shares of rights under applicable take-over bid legislation to which they would have been entitled if the Super Voting Shares had been Subordinate Voting Shares or Multiple Voting Shares.

The undertakings in the Coattail Agreement do not apply to prevent a sale by any initial holder of Super Voting Shares if concurrently an offer is made to purchase Subordinate Voting Shares and Multiple Voting Shares that:

(a)

offers a price per Subordinate Voting Share or Multiple Voting Share (on an as converted to Subordinate Voting Share basis) at least as high as the highest price per share paid pursuant to the take-over bid for the Super Voting Shares (on an as converted to Subordinate Voting Share basis);

(b)

provides that the percentage of outstanding Subordinate Voting Shares or Multiple Voting Shares to be taken up (exclusive of shares owned immediately prior to the offer by the offeror or persons acting jointly or in concert with the offeror) is at least as high as the percentage of Super Voting Shares to be sold (exclusive of Super Voting Shares owned immediately prior to the offer by the offeror and persons acting jointly or in concert with the offeror);

(c)

has no condition attached other than the right not to take up and pay for Subordinate Voting Shares or Multiple Voting Shares tendered if no shares are purchased pursuant to the offer for Super Voting Shares; and

(d)	is in all other material respects identical to the offer for Super Voting Shares.

In addition, the Coattail Agreement does not prevent the transfer of Super Voting Shares by an initial holder to a Permitted Holder (as that term is defined in the articles of the Company). The conversion of Super Voting Shares into Multiple Voting Shares, whether or not such Multiple Voting Shares are subsequently sold or converted into Subordinate Voting Shares, would not constitute a disposition of Super Voting Shares for the purposes of the Coattail Agreement.

Under the Coattail Agreement, any disposition of Super Voting Shares (including a transfer to a pledgee as security) by a holder of Super Voting Shares party to the agreement will be conditional upon the transferee or pledgee becoming a party to the Coattail Agreement, to the extent such transferred Super Voting Shares are not automatically converted into Multiple Voting Shares in accordance with the Articles.

The Coattail Agreement contains provisions for authorizing action by the trustee to enforce the rights under the Coattail Agreement on behalf of the holders of the Subordinate Voting Shares or of the Multiple Voting Shares. The obligation of the trustee to take such action is conditional on the Company or holders of the Subordinate Voting Shares or of the Multiple Voting Shares, as the case may be, providing such funds and indemnity as the trustee may require. No holder of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, has the right, other than through the trustee, to institute any action or proceeding or to exercise any other remedy to enforce any rights arising under the Coattail Agreement unless the trustee fails to act on a request authorized by holders of not less than 10% of the outstanding Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, and reasonable funds and indemnity have been provided to the trustee. The Company has agreed to pay the reasonable costs of any action that may be taken in good faith by holders of Subordinate Voting Shares or of Multiple Voting Shares, as the case may be, pursuant to the Coattail Agreement.

The Coattail Agreement provides that it may not be amended, and no provision thereof may be waived, unless, prior to giving effect to such amendment or waiver, the following have been obtained: (i) the consent of any applicable securities regulatory authority in Canada; and (ii) the approval of at least 66 2/3% of the votes cast by holders of Subordinate Voting Shares and 66 2/3% of the votes cast by holders of Multiple Voting Shares excluding votes attached to Subordinate Voting Shares and to Multiple Voting Shares, if any, held by the initial holders, their affiliates and any persons who have an agreement to purchase Super Voting Shares on terms which would constitute a sale or disposition for purposes of the Coattail Agreement other than as permitted thereby.

No provision of the Coattail Agreement limits the rights of any holders of Subordinate Voting Shares or of Multiple Voting Shares under applicable law.

Notice-and-Access

The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act and in Canadian National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer and Canadian National Instrument 51-102—Continuous Disclosure Obligations (“NI 51-102”), for distribution of the Meeting materials to shareholders. Under notice-and-access, companies may post electronic versions of such materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The proxy statement, the Form 10-K for the fiscal year ended December 31, 2021, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis are available on our website at investors.gtigrows.com, SEDAR at www.sedar.com and the SEC’s website at www.sec.gov. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “Notice-and-Access” rules.

Obtaining Additional Information

How may I obtain financial and other information about Green Thumb Industries Inc.?

Our consolidated financial statements are included in our Form 10-K. We filed our Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549 on March 1, 2022. We will furnish a copy of our Form 10-K (as amended, excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Corporate Secretary at the address below under the heading in “What if have additional questions or how do I obtain additional copies of this proxy statement or voting materials?” Our Form 10-K is also available free of charge on our website at investors.gtigrows.com, on the SEC’s website at www.sec.gov, and on SEDAR at www.sedar.com.

By writing to us, shareholders also may obtain, without charge, a copy of our articles, code of conduct and Board standing committee charters.

What if I have questions for the Company’s transfer agent?

If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:

Odyssey Trust Co.

Victoria Tower, Suite 1717

25 Adelaide St. East

Toronto, ON M5C 3A1

What if I have additional questions or how do I obtain additional copies of this proxy statement or voting materials?

If you have additional questions or need additional copies of this proxy statement or voting materials, please contact us at:

Green Thumb Industries Inc.

Attn: Corporate Secretary

325 West Huron Street, Suite 700

Chicago, Illinois 60654

investorrelations@gtigrows.com

OVERVIEW OF PROPOSALS TO BE VOTED ON

Proposals No. 1, 2, 3, 4 and 5 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” the setting of the number of directors at six, the election of the nominees and the compensation of our named executive officers in Proposals No. 1, 2 and 3, and “1 YEAR” for the frequency of advisory votes on executive compensation in Proposal No. 4, and “FOR” the re-appointment and remuneration of auditors in Proposal No. 5.

PROPOSALS NO. 1 AND 2—ELECTION OF DIRECTORS

The articles of the Company provide that the number of directors should not be fewer than three (3) directors. There are currently six (6) directors of the Company. At the Meeting, it is proposed to fix the number of directors at six (6) and that six (6) directors be elected at the Meeting.

Management proposes to nominate at the Meeting the persons whose names are set forth in the table below, each to serve as a director of the Company until the next meeting of shareholders at which the election of directors is considered, or until his/her successor is duly elected or appointed, unless he/she resigns, is removed or becomes disqualified in accordance with the articles of the Company or the BCBCA. The persons named in the accompanying Proxy Instrument intend to vote for the election of such persons at the Meeting, unless otherwise directed. Management does not contemplate that any of the nominees will be unable to serve as a director of the Company.

The following table sets out the name of each current director, each of whom is proposed by the Board to be nominated for re-election as a director of the Company at the Meeting, and each of their respective positions and the period during which such person has been a director of the Company.

Name	Age	Position(s)	Location of Residence	Director Since
Wendy Berger	56	Director, Compensation Committee member	Illinois, USA	2015
Anthony Georgiadis	44	Director and Chief Financial Officer	Illinois, USA	2017
William Gruver	77	Director, Audit Committee Chair	Florida, USA	2019
Benjamin Kovler	43	Founder, Chairman of the Board and Chief Executive Officer	Illinois, USA	2014
Dorri McWhorter	49	Director, Audit Committee member	Wisconsin, USA	2022
Glen Senk	65	Director, Audit Committee member, Compensation Committee Chair	England, UK	2018

Biographical Information

Consistent with the Company’s ongoing effort to maintain a highly qualified, independent Board with relevant expertise to guide the Company going forward, the Board believes a broad range of characteristics, including skills and experience, as well as diversity and demographic factors are important considerations in selecting director nominees. The nominees for election, whose information appears below, reflect those efforts. Following a summary of key qualifications each nominee brings to the Board are the biographies of the nominees for the Board.

Qualification	Berger	Georgiadis	Gruver	Kovler	McWhorter	Senk

Independence			●		●	●

Core business skills, including financial and strategic planning	●	●	●	●	●	●

A deep understanding of real estate planning, development and transactions	●					●

Operating and management experience	●	●	●	●	●	●

Finance, financial reporting and analysis expertise		●	●		●	●

A deep understanding of the cannabis industry	●	●		●

Retail/Consumer Products Expertise						●

CEO Experience	●			●	●	●

Public Company Experience			●		●	●

Capital Markets Expertise		●		●		●

Community Involvement and Social Impact Experience	●	●			●

Diversity	●				●	●

Wendy Berger	Wendy Berger has served as a Director since February 2015. Since 2004, Wendy has served as a principal of WBS Equities, LLC, a real estate development company that specializes in ground-up construction, renovation, development, sale and leaseback transactions and acquisitions. From 2000 to 2004, Wendy held leadership positions in enterprise planning and program management at Orbitz, the travel website founded in 2000. From 1995 to 1999, Wendy co-founded and was Chief Operating Officer of Neoglyphics Media Corporation, one of the country’s first website development companies. For over 25 years, Wendy has been involved in the real estate business as a lender, property manager, broker and consultant, as well as an investor. She began her career at American National Bank and Trust Company of Chicago (a subsidiary of First Chicago, now JP Morgan Chase) in Commercial Lending and spent several years as a principal with Berger Realty Group, an 80-year-old family-owned real estate business, where she focused on residential and industrial property management and development. Wendy brings decades of experience in strategic planning, execution and exits for rapid growth start-ups, in addition to a tenured career in real estate, development and transactions. Wendy earned her Master of Business Administration in Finance and Real Estate from Northwestern University’s Kellogg School of Management. She received a Bachelor of Science, cum laude, in Finance and Marketing from Syracuse University.

Key experience, qualifications, attributes and skills: Ms. Berger’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  A deep understanding of real estate planning, development and transactions;

•  A deep understanding of the cannabis industry; and

•  Operating and management experience.

Anthony Georgiadis

Anthony Georgiadis joined us in May 2015 as a managing partner and in January 2017 became Chief Financial Officer and Director. In 2005, Anthony co-founded and, until he joined our Company, acted as Chief Operating Officer of Wendover Art Group, one of the largest domestic wall décor manufacturers in North America. Previously, he worked as an investment associate for CIVC Partners, a $1.5 billion private equity firm, and as a mergers and acquisitions analyst for Bowles Hollowell Conner & Co. Anthony became involved in the cannabis industry in 2014 after exploring CBD for treatment of his Swiss mountain dog who suffered from epilepsy. Anthony is an avid supporter of Students for Sensible Drug Policy, the Drug Policy Alliance, the Marijuana Policy Project and the Special Operations Warriors Foundation. Anthony graduated magna cum laude from Bucknell University with a degree in finance and a minor in mathematics.

Key experience, qualifications, attributes and skills: Mr. Georgiadis’ specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Operating and management experience;

•  A deep understanding of the cannabis industry; and

•  Finance, financial reporting and analysis expertise.

William Gruver	William Gruver has served as a Director since April 2019. William currently is a Senior Fellow at the Open Discourse Coalition and a Professor Emeritus at Bucknell University, having previously held the Howard I. Scott Chair in Global Commerce, Strategy and Leadership and serving as a professor since 1993. In addition, for the last 25 years, William has been a consultant retained by clients to provide strategic consulting and advisory services. From 1972 to 1992, William worked at Goldman, Sachs & Co., the international investment banking firm. In the wake of the 1987 stock market crash, in 1988, he was named a General Partner of the firm and Chief Administrative Officer of that firm’s largest division—the equities division—which, under his leadership, reorganized and redeployed its people and capital to become one of the firm’s most profitable areas. Prior to his tenure with Goldman, Sachs & Co., he served as a qualified officer of the deck in the nuclear submarine force of the United States Navy. William currently serves as a trustee of Lee Health Foundation, which supports the second largest public safety net health care system (Lee Health Florida) in the U.S., a position he has held since January 2022, where he serves on the Finance Committee. From October 2003 to June 2013, he was a director of TheStreet, Inc. (NASDAQ: TST), a leading financial news and information company, where he was also a member of the audit committee and served as chair of the compensation committee. He previously served as a director and member of the audit committee of Private Client Bank, a multi-billion dollar Swiss institution, from 2016 to 2021; director and audit committee chair for Geisinger Health, a $7 billion integrated health care system, from 2005 to 2020; and as audit committee chair of Berea College, the first interracial and coeducational college in the South, from 1996 to 2008. He is also a national arbitrator of the Financial Industry Regulatory Authority. He has received the Lindback Award for distinguished teaching and the Eastern College Athletic Conference Award for his contributions to inter-collegiate athletics at Bucknell University. His thinking and writing have been widely published in outlets such as the Financial Times, the Los Angeles Times, the New York Times, the New Republic, Finanz und Wirtschaft and Public Radio International, as well as several academic journals. William received his Bachelor of Arts with distinction from Dartmouth College and his Master of Business Administration from Columbia University.

Key experience, qualifications, attributes and skills: Mr. Gruver’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Finance and financial reporting expertise; and

•  Operating and management experience.

Benjamin Kovler

Benjamin Kovler founded Green Thumb Industries Inc. in 2014. He has been Chairman since 2014 and Chief Executive Officer from 2014 through year-end 2017 and since August 2018. Benjamin is frequently featured as a cannabis industry thought leader in media outlets such as Bloomberg, Barron’s, Business Insider, CNBC and Forbes. He has served on the boards of directors of Springbig, Inc., a cannabis marketing platform since January 2018, and The Cann + Botl Company, a privately held cannabis-infused beverage company, since December 2020. He is also co-founder of Invest For Kids, a not-for-profit organization that hosts an annual investment ideas conference to benefit underserved young people in Chicago. Founded in 2009, Invest For Kids has raised nearly $18 million, 100% of which has supported over 75 organizations dedicated to improving the lives of Chicago’s youth. Benjamin is also on the board of the Providence St. Mel School and the Academy for Global Citizenship. Benjamin brings his extensive experience managing complex operating companies and deep commitment to philanthropy. He earned a Bachelor of Arts in philosophy, politics and economics from Pomona College and a Master of Business Administration in accounting and finance from The University of Chicago.

Key experience, qualifications, attributes and skills: Mr. Kovler’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  Capital markets expertise;

•  A deep understanding of our company and the industry; and

•  Operating and management experience.

Dorri McWhorter

Dorri McWhorter joined as a director in February 2022. She currently serves as the CEO of YMCA of Metropolitan Chicago, a role she assumed in August 2021, and since 2020, is director of Lifeway Foods Inc. (NASDAQ: LWAY), where she is a member of the Audit and Corporate Governance Committee and Compensation Committee. From 2013 through June 2021, Dorri was the CEO of YWCA Metropolitan Chicago where she increased the impact and organizational sustainability of the YWCA Chicago including, increasing the operating budget which has grown from $10.5 million in 2013 to an expected $35 million in 2021, expanding services and participating in initiatives across the region, including Census 2020 outreach and engagement, COVID-19 relief, contact tracing, and community economic development efforts on the south and west sides of the city by the acquisition and strategic integration of other direct service and policy organizations. She has led YWCA’s development of innovative digital services and led the process for the YWCA to partner on the development and launch of an exchange traded fund (ETF) for women’s empowerment (NYSE: WOMN) in partnership with Impact Shares, which is the first non-profit investment advisor to develop an ETF product. Priding herself on being a socially-conscious business leader, committed to creating an inclusive marketplace by leveraging a cross-sector approach of engaging business, civic and community partners, Ms. McWhorter was included in the inaugural list of “The Blue Network”, comprised of the top 100 innovators in Chicago, by Chicago Tribune’s Blue Sky Innovation and recognized by Good City Chicago receiving its Innovative Leader Award. Dorri is a 2019 Inductee in the Chicago Innovation Hall of Fame. Dorri is also a CPA. Prior to joining the YWCA, she was a partner at Crowe Horwath, LLP, one of the largest accounting firms in the U.S. She also held senior positions with Snap-on Incorporated and Booz Allen Hamilton. She also serves on the Board of Directors for William Blair Funds and Skyway Concession Company (Chicago Skyway). Dorri is also active in the accounting profession having served as a member of the Board of Directors of the American Institute of Certified Public Accountants (AICPA) and a former Chairperson of the Board of Directors for the Illinois CPA Society. She is a member of the Financial Accounting Standards Advisory Council. She also serves as Co-Chair of the Advisory Board of the First Women’s Bank. Her civic and philanthropic leadership includes the board of directors for the Chicago Center for Arts and Technology, 1871 (Technology Business Accelerator), Chicago Council on Global Affairs, Civic Consulting Alliance, Civic Federation, and Forefront. Dorri received a bachelor of business administration degree from the University of Wisconsin-Madison, a master of business administration degree from Northwestern University’s Kellogg School of Management, and an honorary Doctor of Humane Letters from Lake Forest College.

Key experience, qualifications, attributes and skills: Ms. McWhorter’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  A deep understanding of social impact and entrepreneurship;

•  Finance, financial reporting and analysis expertise;

•  Operating and management experience.

Glen Senk

Glen Senk has served as a Director since June 2018. Glen founded Front Row Partners in April 2014, where he currently serves as Chairman and Chief Executive Officer. In addition, since July 2021, Glen has served as the Executive Chairman of Boden, the U.K. fashion and lifestyle brand. From 2012 to 2014, he served as Chief Executive Officer for America’s leading fine jewelry brand, David Yurman. Glen joined Urban Outfitters, Inc. (NASDAQ: URBN) in 1994 as President of Anthropologie, which was then a single-store prototype. During the course of growing Anthropologie into a billion-dollar brand, Glen was named Executive Vice President of URBN in 2002, elected to the company’s board of directors in 2004 and named Chief Executive Officer of URBN in 2007, a position he held until 2012. In 1992, Glen joined Williams-Sonoma as Senior Vice President and General Merchandise Manager, where he supervised Williams-Sonoma, Pottery Barn, Hold Everything, Chambers and Gardener’s Eden and, most notably, set the strategy and groundwork for Pottery Barn’s rapid expansion and sales growth. In 1989, Glen became Chief Executive of the London-based Habitat International Merchandise and Marketing Group. Glen is a creative leader who has worked with several of the world’s most iconic brands, beginning with Bloomingdale’s in 1981, where he rose to Senior Vice President and Managing Director of Bloomingdale’s by Mail. Glen currently serves on the board of directors of Aritzia Inc. (TSE: ATZ) and Boden. Glen has previously served on the boards of Urban Outfitters, Inc. (NASDAQ: URBN), Bare Escentuals, Inc. (NASDAQ: BARE), Melissa & Doug, Tory Burch, David Yurman, Kendra Scott, Opening Ceremony and Cooking.com. Glen holds a Bachelor of Arts, magna cum laude, in psychology, computer science and mathematics from New York University and a Master of Business Administration in marketing and finance from the University of Chicago Booth School of Business. He is a member of Phi Beta Kappa and Psi Chi.

Key experience, qualifications, attributes and skills: Mr. Senk’s specific qualifications, experience, skills and expertise include:

•  Core business skills, including financial and strategic planning;

•  A deep understanding of our company and the retail industry; and

•  Operating and management experience.

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR (i) setting the number of directors at six and (ii) the re-election of each of the aforementioned named nominees unless otherwise instructed on a properly executed and validly deposited proxy. Management of the Company does not contemplate that any nominees named above will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion.

Replacement or Removal of Directors

To the extent directors are elected or appointed to fill casual vacancies or vacancies arising from the removal of directors, in both instances whether by shareholders or directors, the directors shall hold office until the remainder of the unexpired portion of the term of the departed director that was replaced.

Advance Notice Policy

Our articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Executive Officer.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made, provided that, in either instance, if notice-and-access (as defined in Canadian National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described above, and the date of such first public announcement in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date of this proxy statement, has been, a director, Chief Executive Officer or Chief Financial Officer of any company (including the Company) that: (i) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days (an “order”); or (ii) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, Chief Executive Officer or Chief Financial Officer.

To the Company’s knowledge, no proposed director is or, within the ten (10) years prior to the date hereof, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no proposed director has, during the ten (10) years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the proposed director.

Certain Relationships and Related Transactions and Policy Regarding Related Party Transactions

Policy Regarding Related Party Transactions

The Company and certain of its subsidiaries from time-to-time enter into transactions with certain “related parties.” The Company has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the General Counsel (or chief legal officer) any activity that would cause or appear to cause a conflict of interest on his or her part. Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any shareholder owning more than 5% of any class of the Company’s voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:

•	the Company or any of its subsidiaries is or will be a participant;

•	the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year; and

•	any related party has or will have a direct or indirect material interest.

Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the audit committee of the Board (the “Audit Committee”), and the Audit Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Audit Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of the Company and its shareholders.

Certain Relationships and Related Transactions

In addition to the compensation arrangements discussed under “Compensation Discussion and Analysis,” “Compensation Tables” and “Director Compensation,” below, since January 1, 2021, the Company has entered into or maintained the following Related Party Transactions:

Lease Agreements. Since 2021, the Company has continued or entered into several related party transactions with respect to lease agreements as follows:

•

Mosaic Real Estate, LLC owns a building located at 7900 Fenton Street, Silver Spring, Maryland and leased to GTI Maryland, LLC, which operates a Rise dispensary in the building. The lease commenced on June 14, 2017 for a 7-year term, which was extended to 10 years in March of 2021, and rent payments were approximately $229,770, $225,260, and $220,850 for the years ended December 31, 2021, 2020, and 2019 respectively. Our director, Wendy Berger, is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate, LLC. Additionally, Mosaic Real Estate, LLC is owned in part by Ms. Berger (through a revocable trust); Benjamin Kovler, our Chairman and Chief Executive Officer (through a wholly-owned entity), and Anthony Georgiadis, our Chief Financial Officer and director (through a wholly-owned entity).

•

On June 12, 2020, Mosaic Real Estate Joliet, LLC sold a building located at 2903 Colorado Avenue, Joliet, Illinois to a wholly-owned subsidiary of the Company, which, until that date it had leased to 3C Compassionate Care Center, LLC, which operates a dispensary in the building. The purchase price was $1,814,000, including transaction costs, and was completed following the Company’s exercise of a purchase option for the property. Prior to this purchase, we were party to a lease for this property with Mosaic Real Estate Joliet, LLC that commenced on January 23, 2019 for a 15-year term, and rent payments were approximately $0, $111,460 and $200,170 for the years ended December 31, 2021,

2020 and 2019, respectively. Ms. Berger was a principal of South Creek 15, LLC, which is the Manager of Mosaic Real Estate Joliet, LLC, until she resigned from that position on May 20, 2020. Additionally, Mosaic Real Estate Joliet, LLC is owned in part by Ms. Berger (through a revocable trust).

•

Mosaic Real Estate Sparks, LLC owns a building located at 9650 Pyramid Highway, Sparks, Nevada and leased to JG Retail Services NV, LLC, an entity that has entered into a services agreement for GTI Nevada, LLC to operate a Rise dispensary in the building. The lease commenced on July 21, 2017 for a 15-year term, and rent payments were approximately $245,130, $240,320, and $235,600 for the years ended December 31, 2021, 2020, and 2019 respectively. Ms. Berger is a principal of WBS Equities, LLC, which is the Manager of Mosaic Real Estate Sparks, LLC. Additionally, Mosaic Real Estate Sparks, LLC is owned in part by Ms. Berger (through a revocable trust) and Mr. Georgiadis (through a wholly-owned entity). The Company has an option to purchase the building at a pre-determined price.

Springbig, Inc. In June 2019, GTI Core, LLC entered into an agreement with Springbig, Inc. (“Springbig”) for Springbig,’s loyalty and digital communications platform for retail organization. Payments to Springbig totaled approximately $951,500, $721,900, and $155,300 for the years ended December 31, 2021, 2020, and 2019, respectively. The parties agreed to expand the services under this arrangement in March 2020, and agreed to a new pricing structure in February 2022. Springbig is owned in part by Mr. Kovler and Mr. Georgiadis and William Gruver, a director of the Company (through a jointly and wholly-owned entity). Mr. Kovler is also a director of Springbig.

Notes. On April 30, 2021, the Company closed a $217 million senior secured non-brokered private placement financing through the issuance of senior secured notes (the “April 30, 2021 Notes”) pursuant to the Second Amendment to the Note Purchase Agreement (the “Note Purchase Agreement”). The proceeds of the April 30, 2021 Notes were used, in part, to retire the Company’s then-existing senior secured debt. The April 30, 2021 Notes bear 7% interest per annum, are due April 30, 2024 and are further described in the Form 10-K. The purchasers of the April 30, 2021 Notes received 1,459,044 warrants (the “Warrants”) which allow the holder to purchase one Subordinate Voting Share at an exercise price of $32.68 per share for a period of 60 months from the date of issue. As of December 31, 2021:

•

KP Capital, LLC, which is owned by Mr. Kovler, held $300,460 of the April 30, 2021 Notes, and related warrants valued at $106,713, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes;

•	Outsiders Capital LLC, which is owned by Mr. Kovler, held $1,000,000 of the April 30, 2021 Notes, and related warrants valued at $102,701;

•

ABG, LLC, which is owned jointly by Mr. Georgiadis and Mr. Gruver, held $1,000,000 of the original private placement debt amount, and related warrants valued at $174,537, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes; and

•

Three One Four Holdings, LLC, which is owned by Mr. Georgiadis, held $500,000 of the original private placement debt amount, and related warrants valued at $71,536, which includes warrants related to the debt retired with the proceeds of the April 30, 2021 Notes.

Indebtedness of Directors, Executive Officers and Employees

No individual who is, or at any time during the most recently completed fiscal year of the Company was, a director or executive officer of the Company, and no proposed nominee for election as a director of the Company, or any associate of any such director, executive officer or proposed nominee: (i) is or at any time since the beginning of the Company’s most recently completed fiscal year has been, indebted to the Company or any of its subsidiaries; or (ii) whose indebtedness to another entity is, or at any time since the beginning of the Company’s most recently completed fiscal year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries.

Requirements under the Business Corporations Act (British Columbia)

Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:

•	is a party to the contract or transaction;

•	is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•	has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that the Board is considering will not take part in any Board discussion respecting that contract or transaction. If such directors participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.

Interests of Management of the Company and Others in Material Transactions

Other than as described elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended December 31, 2021 that has materially affected or is reasonably expected to materially affect the Company or its subsidiaries.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SETTING OF THE NUMBER OF DIRECTORS AT SIX AND THE RE-ELECTION OF THE NOMINEES NAMED IN PROPOSALS NO. 1 AND 2.

PROPOSAL NO. 3 – VOTE TO APPROVE, ON AN ADVISORY BASIS,

OUR EXECUTIVE COMPENSATION

We believe that our executive compensation program and policies are designed to align the interests of management with the long-term interests of our shareholders. The Company strives to provide clear and concise disclosure regarding its approach to compensation and to demonstrate how executive compensation is linked to the performance of the Company. Detailed information regarding our executive compensation program and policies, as well as the compensation of the NEOs (as that term is defined below under “Compensation Discussion and Analysis”) is set out below in the section entitled “Compensation Discussion and Analysis” and “Compensation Tables We urge shareholders to read these sections including the related narrative and tabular compensation disclosure included in this Proxy Statement.

As required by Section 14A of the Exchange Act, we are seeking a vote on an advisory (non-binding) basis to approve the compensation of the NEOs as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal (and sometimes referred to herein as the “Say-on-Pay Proposal”), gives shareholders the opportunity to endorse or not endorse the Company’s executive compensation program and policies.

At the Meeting, shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to approve the Company’s executive compensation program and policies.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the Company’s proxy statement, dated May 2, 2022, is hereby approved on a non-binding advisory basis.”

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Say-on-Pay Proposal. The affirmative vote of a simple majority of the votes cast, in person or by proxy, will constitute approval of the Say-on-Pay Proposal.

While this advisory vote on the compensation of the NEOs officers is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote when considering future compensation policies, procedures and decisions with respect to our NEOs. Subject to the results of the vote on Proposal No. 4 to be considered by the shareholders at the Meeting, the Company expects to have its next “say-on-pay” vote at its 2023 annual meeting of shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE SAY-ON-PAY PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote “FOR” the Say-on-Pay Proposal.

PROPOSAL NO. 4 – ADVISORY VOTE ON THE FREQUENCY OF

FUTURE SAY-ON-PAY VOTES

In Proposal No. 3 above, our shareholders are asked to vote to approve, on an advisory basis, the compensation paid to our NEOs as disclosed in this Proxy Statement, commonly known as a say-on-pay-vote. In accordance with Section 14A of the Exchange Act, the Company must hold an advisory (non-binding) vote on the frequency of presenting “say-on-pay” votes to shareholders at least once every six years, commonly known as a say-on-frequency vote (and sometimes referred to herein as the “Say-on-Frequency Proposal”).

The Board has determined that holding an advisory vote on executive compensation every year is the most appropriate alternative for the Company. While the Company’s executive compensation programs are designed to promote a long-term alignment between pay and performance, the Board recognizes that compensation disclosures are made annually. Holding an annual advisory vote on executive compensation would establish the practice of shareholders providing the Company with more direct and immediate feedback on such compensation disclosure. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation by the time of the following year’s annual general meeting of shareholders.

At the Meeting, shareholders will be asked to approve, on an advisory (non-binding) basis, a resolution in the form set out below, subject to such amendments, variations or additions as may be approved at the Meeting, to determine how frequently future “say-on-pay” votes should be presented to shareholders.

The text of the resolution to be submitted to shareholders at the Meeting is set out below:

“BE IT RESOLVED THAT whichever of the frequency options – every year, every two years, or every three years – receives the greatest number of votes cast will be determined to be the frequency with which the Company will hold a non-binding (advisory) shareholder vote to approve the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules (including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion contained in the Company’s proxy statement).”

Required Vote

You may select “One Year”, “Two Years,” “Three Years” or “Abstain” with respect to the Say-on-Frequency Proposal. You are not voting to approve or disapprove the Board’s recommendation on the Say-on-Frequency Proposal. The selection that receives the greatest number of votes cast at the Meeting will be deemed to have received the recommendation of the shareholders.

While this advisory vote on the frequency of the say-on-pay vote is not binding on the Company, the Board or the Compensation Committee, we value the opinions of our shareholders. Accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote when considering how frequently a “say-on-pay” vote will be presented to shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE OPTION TO HAVE A SAY-ON PAY VOTE EVERY “ONE YEAR”. Unless otherwise instructed, the persons designated in the enclosed proxy card intend to vote in favor of “ONE YEAR” with respect to the Say-on-Frequency Proposal.

PROPOSAL NO. 5—RE-APPOINTMENT AND REMUNERATION OF AUDITORS

The members of our Audit Committee and our Board believe the re-appointment of Baker Tilly US, LLP (“Baker Tilly”), as our auditor is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Baker Tilly are expected to attend the Meeting.

Principal Audit Fees and Services

Baker Tilly has served as our independent registered public accounting firm since May 13, 2021. The engagement of Baker Tilly was approved by the Audit Committee and the Board.

Formerly, the independent registered public accounting firm of the Company was Macias Gini & O’Connell LLP, Chartered Public Accountants (“MGO”). The Company engaged MGO on October 17, 2019, and MGO completed an audit of the Company for the years ended December 31, 2019 and 2020. MGO resigned as the Company’s independent registered public accounting firm effective May 13, 2021, which was then approved by the Audit Committee and the Board. During the year ended December 31, 2020 and the subsequent period through May 13, 2021, the date of MGO’s resignation, there were no (1) disagreements with MGO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to MGO’s satisfaction, would have caused MGO to make reference thereto in its reports on the consolidated financial statements of the Company (as described in Item 304(a)(1)(iv) of Regulation S-K), (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) or (3) “reportable events such as that term is defined in NI 51-102.

Aggregate fees billed by our independent auditors, Baker Tilly, for the year ended December 31, 2021, and our former independent public accounting firm, MGO, for the year ended December 31, 2020 and subsequent period through May 13, 2021 are detailed in the table below.

	2021 ($)	2020 ($)
Audit Fees(1)	1,069,240	721,880
Audit Related Fees(2)	—	57,617
Tax Fees(3)	—	—
All Other Fees(4)	65,000	31,740
Total Fees Paid	1,134,240	811,23

Notes:

(1)	Fees for audit service on an accrued basis.
(2)	Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.
(3)	Fees for professional services rendered for tax compliance, tax advice and tax planning.
(4)	All other fees billed by the auditor for products and services not included in the foregoing categories.

Pre-approval Policies and Procedures

Our Audit Committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our auditor provides to us. This policy requires that all services received from our auditor be approved in advance by the Audit Committee. The Audit Committee has delegated pre-approval responsibility to the Chair of the Audit Committee with respect to non-audit related fees and services.

Our Audit Committee has determined that the provision of the services as set out above is compatible with the maintaining of our auditor’s independence in the conduct of their auditing functions.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by Green Thumb Industries Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

The primary purpose of the Audit Committee is to assist the Company’s Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

The Audit Committee has discussed with Baker Tilly US, LLP (“Baker Tilly”), the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301. In addition, the Audit Committee discussed with Baker Tilly its independence, and received from Baker Tilly the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board. Finally, the Audit Committee discussed with Baker Tilly, with and without management present, the scope and results of Baker Tilly’s audit of such financial statements.

Based on these reviews and discussions, the Audit Committee recommended to the Board that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Audit Committee of the Board

William Gruver (Chair)

Westley Moore

Dorri McWhorter

Glen Senk

The persons named in the accompanying Proxy Instrument (if named and absent contrary directions) intend to vote the shares represented thereby FOR the resolution re-appointing Baker Tilly as auditors of the Company for the ensuing year and to authorize the directors to fix Baker Tilly’s remuneration.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s Subordinate Voting Shares, Multiple Voting Shares and Super Voting Shares as of April 1, 2022 for (i) each member of the Board of Directors, (ii) each named executive officer (as defined below), (iii) each person known to the Company and expected to be the beneficial owner of more than 5% of the Company’s securities and (iv) the members of the Board and the named executive officers of the Company as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership of within 60 days. Except as indicated, all shares of the Company’s securities are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The address for each director and executive officer is c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

	Subordinate Voting Shares(1)			Multiple Voting Shares		Super Voting Shares		Total(2)			Voting(3)
Name, Position and Address of Beneficial Owner	Number Beneficially Owned		% of Total Subordinate Voting Shares	Number Beneficially Owned	% of Total Multiple Voting Shares	Number Beneficially Owned	% of Total Super Voting Shares	Total Number of Capital Stock Beneficially Owned		% of Total Capital Stock	% of Voting Capital Stock
Wendy Berger(4), Director	2,080,919		1.02%	—	—	—	—	2,080,919	*		*
Anthony Georgiadis(5), Director and Chief Financial Officer	460,174		*	—	—	45,604	16.29%	5,020,574		2.13%	9.44%
William Gruver(5)(6), Director	78,562		*	—	—	1,589		237,462	*		*
Benjamin Kovler(7), Chairman and Chief Executive Officer	592,969		*	—	—	183,254	65.44%	18,918,369		8.02%	37.69%
Swati Mylavarapu(8), Director	10,307		*	—	—	—	—	10,307	*		*
Glen Senk, Director	317,128		*	—	—	—	—	317,128	*		*
Dorri McWhorter Director	3,369	*		—	—	—	—	3,369	*		*
Beth Burk, General Counsel and Corporate Secretary	99,550		*	—	—	—	—	99,550	*		*
All Board directors and named executive officers as a group	3,305,662		1.62%	—	—	230,447	82.29%	26,350,362		11.18%	47.92%
Peter Kadens(9)	330,123		*	—	—	28,341	10.12%	3,164,223		1.34%	5.88%
Andrew Grossman(10)	895,894		*	—	—	22,832	8.15%	3,179,094		1.35%	4.86%
BF CA Holdings 2016 LLC(11)	—		—	2,246	5.83%	—	—	224,600	*		*
BF REMS Holdings 2016 LLC(11)	750,000		*	9,704	25.18%	—	—	970,400	*		*
Cowen Financial Products LLC(12)	—		—	—	—	11,044,315	5.4%	2.3%
Donald Russell Capital LLC(13)	—		—	11,911	30.91%	—	—	1,191,100	*		*
Medical Herbal Solutions LLC(14)	—		—	5,700	14.79%	—	—	570,000	*		*
ZLD Capital LLC(15)	—		—	2,264	5.88%	—	—	226,400	*		*

*	Less than 1%

Notes:

(1)

Includes Subordinate Voting Shares subject to Options that are or become exercisable within 60 days of April 1, 2022, and shares underlying restricted stock units that are scheduled to vest within 60 days of April 1, 2022, and shares underlying warrants exercisable within 60 days of April 1, 2022 as follows:

	Stock Options	RSUs	Warrants
Wendy Berger	—	—	—
Anthony Georgiadis	312,316	25,000	17,688
William Gruver	—	—	12,657
Benjamin Kovler	315,731	33,334	15,011
Dorri McWhorter	—	—	—
Swati Mylavarapu	—	—	—
Glen Senk	—	—	—
Beth Burk	75,256	—	—
Andrew Grossman	293,264	16,667	8,264

Of the warrants to purchase Subordinate Voting Shares reported for Mr. Kovler, 8,279 are held by KP Capital, LLC and 6,732 are held by Outsiders Capital LLC. 12,657 of the warrants to purchase Subordinate Voting Shares reported for Mr. Georgiadis and Mr. Gruver are held by ABG LLC, and 5,031 of the warrants to purchase Subordinate Voting Shares reported for Mr. Georgiadis are held by Three One Four Holdings LLC.

(2)	Total share values are on an as-converted basis.
(3)	The voting percentages differ from the beneficial ownership percentages in the total capital stock because the Company’s classes of securities have different voting rights.
(4)	Includes 422,573 Subordinate Voting Shares held by NEP 13, LLC and 1,185,070 Subordinate Voting Shares held through a revocable trust.
(5)	Includes 16,715 Subordinate Voting Shares and 1,589 Super Voting Shares held by ABG LLC that are beneficially owned both by Mr. Georgiadis and Mr. Gruver.
(6)	Includes 42,629 Subordinate Voting Shares held through a revocable trust.
(7)	Includes the following: 188 Subordinate Voting Shares and 80,642 Super Voting Shares held by Outsiders Capital LLC.
(8)	Ms. Mylavarapu resigned from the Board effective April 28, 2022.
(9)	Based on reporting from the Company’s transfer agent. Address: 1001 Green Bay Road, Unit 248, Winnetka, Illinois 60093.
(10)	Mr. Grossman is the Company’s Head of Capital Markets. Address: c/o Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.
(11)	Based solely on reporting from the Company’s transfer agent. Address: 2010—300 E. Lombard Street, Baltimore, Maryland 22012.
(12)

Based solely on the information disclosed in a Schedule 13G filed with the SEC on January 20, 2022 by Cowen Financial Products LLC. Cowen Financial Products LLC reports sole power to vote and dispose of 11,044,314 Subordinate Voting Shares.

(13)	Based solely on reporting from the Company’s transfer agent. Address: 520 Coconut Isle Dr., Fort Lauderdale, FL 33301.
(14)	Based solely on reporting from the Company’s transfer agent. Address: PH 60—60 Hendricks Isle, Fort Lauderdale, Florida 33301.
(15)	Based solely on reporting from the Company’s transfer agent. Address: 2311 North Andrews Avenue, Fort Lauderdale, Florida 33311.

SECURITY BASED COMPENSATION ARRANGEMENTS

Equity Compensation Plan Information

On June 11, 2018, shareholders approved the Green Thumb Industries Inc. 2018 Stock and Incentive Plan, as amended by Amendment No.1 thereto dated August 30, 2019 (as so amended, the “Stock and Incentive Plan”). The Stock and Incentive Plan permits the grant of: (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) restricted stock awards; (iii) restricted stock units (“RSUs”); (iv) stock appreciation rights (“SARs”); and (v) performance compensation awards, which are referred to herein collectively as “Awards,” as more fully described below.

The following table sets out information as of December 31, 2021 with respect to the Stock and Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding Options, warrants and rights	(b) Weighted-average exercise price of outstanding Options, warrants and rights		(c) Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	5,383,275	C$	18.07	13,984,947
Equity compensation plans not approved by security holders	Nil		Nil	Nil

TOTAL	5,383,275	C$	18.07	13,984,947

Note:

(1)

The maximum number of Subordinate Voting Shares issuable under the Stock and Incentive Plan of the Company as of December 31, 2021 was 23,412,451, representing 10% of the number of the issued and outstanding Subordinate Voting Shares (including, for these purposes, the number of Subordinate Voting Shares underlying the Multiple Voting Shares and the Super Voting Shares on an “as if converted” basis) (the “Outstanding Share Number”).

At December 31, 2021, the following Awards were outstanding under the Stock and Incentive Plan: (i) a total of 5,383,275 Options, representing approximately 2% of the then Outstanding Share Number; and (ii) a total of 376,127 RSUs, representing less than 1% of the then Outstanding Share Number. As of December 31, 2021, an aggregate of 13,984,947 Subordinate Voting Shares remained available for issuance under the Stock and Incentive Plan, representing approximately 6% of the then Outstanding Share Number.

Summary of Terms and Conditions of the Incentive Plan

Purpose of the Incentive Plan

The purpose of the Stock and Incentive Plan is to enable the Company and its affiliated companies to: (i) promote and retain employees, officers, consultants, advisors and directors capable of assuring the future success of the Company; (ii) to offer such persons incentives to put forth maximum efforts; and (iii) to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership, thereby aligning the interests of such persons and shareholders.

Eligible Persons

Any of the Company’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Stock and Incentive Plan if selected by the Compensation Committee (as defined herein) (the “Participants”). The basis of participation of an individual under the Stock and Incentive Plan, and the type and amount of any Award that an individual will be entitled to receive under the Stock and Incentive Plan, will be determined by the Compensation Committee based on its judgment as to the best interests of the Company and its shareholders, and therefore cannot be determined in advance.

The maximum number of Subordinate Voting Shares that may be issued under the Stock and Incentive Plan shall be determined by the Board from time to time, but in no case shall exceed, in the aggregate, 10% of the Outstanding Share Number Notwithstanding the foregoing, a maximum of 20,000,000 Subordinate Voting Shares may be issued as ISOs, subject to adjustment as provided in the Stock and Incentive Plan. Any shares subject to an Award under the Stock and Incentive Plan that are forfeited, cancelled, expire unexercised, are settled in cash, or are used or withheld to satisfy tax withholding obligations of a Participant shall again be available for Awards under the Stock and Incentive Plan.

In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Subordinate Voting Shares or other securities of the Company, issuance of warrants or other rights to acquire Subordinate Voting Shares or other securities of the Company, or other similar corporate transaction or event, which affects the Subordinate Voting Shares, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Compensation Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Stock and Incentive Plan, to: (i) the number and kind of shares which may thereafter be issued in connection with Awards; (ii) the number and kind of shares issuable in respect of outstanding Awards; (iii) the purchase price or exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; and (iv) any share limit set forth in the Stock and Incentive Plan.

Description of Awards

Pursuant to the Stock and Incentive Plan, the Company is authorized to issue the following types of Awards to Participants: (i) Options; (ii) restricted stock awards; (iii) RSUs; (iv) SARs; and (v) performance compensation awards, as more fully described below.

(a)	Options

The Compensation Committee is authorized to grant Options to purchase Subordinate Voting Shares that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986) (the “Code”), or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Stock and Incentive Plan will be subject to the terms and conditions established by the Compensation Committee. Under the terms of the Stock and Incentive Plan, unless the Compensation Committee determines otherwise in the case of an Option substituted for another Option in connection with a corporate transaction, the exercise price of the Options will not be less than the fair market value (as determined under the Stock and Incentive Plan) of the shares at the time of grant. Options granted under the Stock and Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an Option granted under the Stock and Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% shareholder). Payment in respect of the exercise of an Option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) or by such other method as the Compensation Committee may determine to be appropriate.

(b)	SARs

An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of Subordinate Voting Shares from the date of the grant of the SAR and the date of exercise payable in Subordinate Voting Shares. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to the SAR.

(c)	RSUs

RSUs are granted in reference to a specified number of Subordinate Voting Shares and entitle the holder to receive, on achievement of specific performance goals established by the Compensation Committee, after a period of continued service with the Company or its affiliates or any combination of the above as set forth in the applicable award agreement, one Subordinate Voting Share for each such Subordinate Voting Share covered by the RSU; provided, that the Compensation Committee may elect to pay cash, or part cash and part Subordinate Voting Shares in lieu of delivering only Subordinate Voting Shares. The Compensation Committee may, in its discretion, accelerate the vesting of RSUs. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of the RSUs will be forfeited.

(d)	Restricted Stock

A restricted stock award is a grant of Subordinate Voting Shares, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the Participant for each Subordinate Voting Share subject to a restricted stock award. The Compensation Committee may condition the expiration of the restriction period, if any, upon: (i) the Participant’s continued service over a period of time with the Company or its affiliates; (ii) the achievement by the Participant, the Company or its affiliates of any other performance goals set by the Compensation Committee; or (iii) any combination of the above conditions as specified in the applicable award agreement. If the specified conditions are not attained, the Participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying Subordinate Voting Shares will be forfeited. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of Subordinate Voting Shares. During the restriction period, unless otherwise provided in the applicable award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. The Compensation Committee may, in its discretion, accelerate the vesting and delivery of shares of restricted stock. Unless otherwise provided in the applicable award agreement or as may be determined by the Compensation Committee, upon a Participant’s termination of service with the Company, the unvested portion of a restricted stock award will be forfeited.

(e)	All Awards and Other Awards

Awards may be granted alone, in addition to, or in tandem with any other Award or any award granted under another plan of the Company or an affiliate. Awards granted in addition to or in tandem with other Awards may be granted either at the same time or at different times. The date of grant, the number of Subordinate Voting Shares, the vesting period and any other terms and conditions of Awards granted pursuant to the Stock and Incentive Plan are to be determined by the Board, subject to the express provisions of the Stock and Incentive Plan.

The Board may also grant other share-based awards to Participants pursuant to the Stock and Incentive Plan. All such awards shall be granted on terms determined by the Board and shall be subject to the approval of the Canadian Stock Exchange if required.

Administration of the Stock and Incentive Plan

The Compensation Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Stock and Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a shareholder with respect to Subordinate Voting Shares covered by Options, SARs, restricted stock awards, or RSUs, unless and until such Awards are settled in Subordinate Voting Shares.

No Option (or, if applicable, SARs) shall be exercisable, no Subordinate Voting Shares shall be issued, no certificates for Subordinate Voting Shares shall be delivered and no payment shall be made under the Stock and Incentive Plan except in compliance with all applicable laws.

Tax Withholding

The Company may take such action as it deems appropriate to ensure that all applicable federal, state, local and/or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.

Amendments and Termination

Subject to the provisions of the Stock and Incentive Plan, the Board may from time to time amend, suspend or terminate the Stock and Incentive Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Stock and Incentive Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under the Stock and Incentive Plan without the written consent of the Participant or holder thereof. Any amendment to the Stock and Incentive Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with the policies of the Canadian Securities Exchange (“CSE”).

For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Stock and Incentive Plan, and the Compensation Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders in order to: (i) amend the eligibility for, and limitations or conditions imposed upon, participation in the Stock and Incentive Plan; (ii) amend any terms relating to the granting or exercise of Awards; (iii) make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A of the Code; (iv) amend any terms relating to the administration of the Stock and Incentive Plan; or (v) correct any defect, supply any omission or reconcile any inconsistency in the Stock and Incentive Plan or in any Award or Award agreement.

Notwithstanding the foregoing, the Stock and Incentive Plan specifically provides that shareholder approval would be required for any amendments to the Stock and Incentive Plan or an Award that would: (i) require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company; (ii) increase the number of shares authorized under the Stock and Incentive Plan; (iii) permit repricing of Options or SARs; (iv) permit the award of Options or SARs at a price less than 100% of the fair market value on the date of the grant; (v) permit Options to be transferable other than in accordance with the provisions of the Stock and Incentive Plan; (vi) amend the termination and amendment provisions of the Stock and Incentive Plan; or (vii) increase the maximum term permitted for Options and SARs under the Stock and Incentive Plan or extend the terms of any Options beyond their original expiry date.

Corporate Transactions

The Stock and Incentive Plan provides that, in the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Subordinate

Voting Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Compensation Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs): (i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights, or (B) the replacement of the Award with other rights or property selected by the Compensation Committee or the Board, in its sole discretion; (ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar Options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award agreement; or (iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

GOVERNANCE

Board of Directors

Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and the performance of our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.

Biographical information on each member of the Board, including their respective ages and key qualifications, are included above under “Proposals No. 1 and 2—Election of Directors.”

The Board has adopted a Code of Ethical Business Conduct for directors, officers and employees (the “Code of Conduct”). The Code of Conduct has been filed on and is accessible through Canada’s SEDAR and is also available on our website at https://investors.gtigrows.com. The Company will, upon request at investorrelations@gtigrows.com, provide a copy of the Code of Conduct free of charge to any shareholder. Further, the Board has adopted a Disclosure and Insider Trading Policy and Related Party Transactions Policy. The information on our website is not deemed to be incorporated in this proxy statement or to be part of this proxy statement.

The Board expects its directors, officers and employees to act ethically at all times and to acknowledge their adherence to the policies comprising the Code of Conduct. Any material issues regarding compliance with the Code of Conduct are required to be brought forward by management at either the Board or appropriate Board committee meetings, or are referred to the executive officers of the Company, as may be appropriate in the circumstances. The Board and/or appropriate committee or executive officers determine what remedial steps, if any, are required. Any waivers from the Code of Conduct that are granted for the benefit of a director or executive officer may be granted only by the Board (or a committee thereof, as designated by the Board). No material waiver has ever been granted under the Code of Conduct.

Each director of the Company must disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, the director must excuse himself or herself from any discussion or decision on any matter in which the director is precluded from voting as a result of a conflict of interest.

Our articles provide that the quorum necessary for the transaction of the business of the Board may be set by the directors and, if not so set, is deemed to be set at two (2) directors or, if the number of directors is set at one (1), is deemed to be set at one (1) director, and that director may constitute a meeting.

The Canadian Securities Administrators has issued corporate governance guidelines pursuant to Canadian National Policy 58-201—Corporate Governance Guidelines (the “Corporate Governance Guidelines”), together with certain related disclosure requirements pursuant to Canadian National Instrument 58-101—Disclosure of Corporate Governance Practices (“NI 58-101”). The Corporate Governance Guidelines are recommended as “best practices” for issuers to follow. We recognize that good corporate governance plays an important role in our overall success and in enhancing shareholder value and, accordingly, we have adopted certain corporate governance policies and practices which reflect our consideration of the recommended Corporate Governance Guidelines.

Role of the Board of Directors

Our Board is responsible for the stewardship of the Company and managing and supervising management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has the authority to exercise all such powers of the Company as are not, by the BCBCA or by our Articles, required to be exercised by the shareholders of the Company.

Nomination of Directors

Our Board does not have a nominating committee. Instead, the full Board is responsible for identifying new candidates for nomination of directors to the Board. In particular, the Board considers, in addition to any other factors it deems relevant: (i) the competencies and skills that the Board considers to be necessary for the Board, as a whole, to possess; (ii) the competencies and skills that the Board considers each existing director to possess; (iii) the competencies, skills and background each nominee will bring to the Board; (iv) the time that each nominee will have available to devote to the Company’s business; and (v) whether the nominee will be an independent director. Directors are encouraged to identify potential candidates. The Company also encourages its executives to identify potential candidates to be considered for a Board position. Shareholders may recommend director candidates for consideration by the Board by writing to our Corporate Secretary at the address of the Company. An invitation to stand as a nominee for election to the Board will normally be made to a candidate by the Board through the Chairman of the Board or his delegate.

The Company is committed to diversity in all aspects of its business and activities, including with respect to our Board. The Company and our Board believe that diversity and inclusion foster a wide array of perspectives and help build cultures of trust, candor and respect. The Company and our Board will continue to support and encourage the recruitment and appointment of diverse candidates to Board positions. In addition to recruiting and considering director candidates, our Board annually reviews the competencies, skills and personal qualities applicable to candidates to be considered for nomination to our Board. The objective of this review is to maintain the composition of our Board in a way that provides, in the judgment of our Board, the best mix of competencies, skills and experience to provide for the overall stewardship of the Company.

Our Board has concluded that vesting the responsibility to nominate directors in the full Board, without the need for a nominating committee, is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

There have been no material changes to the process by which our shareholders may recommend candidates to be considered for nomination to our Board.

On February 3, 2022, the Board appointed Dorri McWhorter to serve as a director until our next annual meeting of shareholders. Ms. McWhorter was identified by our current non-management directors and recommended to Mr. Kovler in his role as Chair of the Board, who submitted her candidacy to the full Board.

Board Leadership

Our Board has a Chair, currently our Chief Executive Officer, Mr. Kovler, who has authority, among other things, to call and preside over Board meetings. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.

Risk Oversight

Our Board is responsible for the general oversight of risks that affect us and for providing oversight of our enterprise risk management. Our Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.

Our Board also fulfills its oversight role through the operations of its various committees, including our Audit Committee, Executive Committee and Compensation Committee. Our Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. Our Audit Committee receives reports from our Chief

Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence

The Board determines the independence of our directors under the corporate governance rules of the New York Stock Exchange (“NYSE”) and applicable Canadian securities laws. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with the Company either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. It has been determined that three of our current directors are independent persons under the independence rules of the NYSE as well as within the meaning of NI 58-101: William Gruver, Dorri McWhorter and Glen Senk.

The following directors are presently directors of other reporting issuers, as set out below:

Director	Reporting Issuer (Exchange)
Dorri McWhorter	Lifeway Foods Inc. (NASDAQ)
Glen Senk	Aritzia Inc. (TSE)

Board and Committee Meetings; Executive Sessions

At regularly scheduled Board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board also reviews management’s long-term strategic and financial plans. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, establishes the agenda for meetings of the Board. Committee agendas and schedules are set by or in consultation with the committee chair. During the year ended December 31, 2021, our Board held six meetings, and all directors attended at least 75% of all applicable Board and committee meetings during their respective tenures.

Board members are permitted to attend our annual general meeting. All members of our Board except Mr. Moore (and Ms. McWhorter, who had not yet joined the Board) attended our 2021 annual general meeting, held on June 28, 2021.

Board Committees

Executive Committee

The Board formed the Executive Committee on August 6, 2020 to assist the Board with overseeing and/or administering any matters as the Board may delegate to it from time to time. Wendy Berger, William Gruver and Glen Senk serve on the Executive Committee.

Audit Committee

The Audit Committee assists the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters, as well as providing oversight on matters related to legal and regulatory compliance and risk management. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our shareholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.

In 2021, our Audit Committee consisted of Mr. Gruver, Mr. Moore and Mr. Senk. Following the end of the year, Ms. McWhorter joined the Audit Committee on February 3, 2022 and Mr. Moore left that committee in connection with his resignation from the Board on March 11, 2022. Mr. Gruver serves as the chair of our Audit Committee and has been identified as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC. The members of our Audit Committee are “financially literate” and “independent” within the meaning of NYSE rules and applicable Canadian securities laws. The following chart sets forth the composition of our Audit Committee:

Name of Member	Independent(1)	Financially Literate(2)
Glen Senk	Yes	Yes
Dorri McWhorter(3)	Yes	Yes
Westley Moore(4)	Yes	Yes
William Gruver (Chair)	Yes	Yes

Notes:

(1)

A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with the Company. A material relationship is a relationship which could, in the view of the Company’s Board, reasonably interfere with the exercise of a member’s independent judgment. An executive officer of the Company, such as the President or Secretary, is deemed to have a material relationship with the Company.

(2)

A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	Ms. McWhorter joined the Board and the Audit Committee on February 3, 2022.
(4)	Mr. Moore resigned from the Board effective on March 11, 2022.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under the heading “Proposals No. 1 and 2—Election of Directors.”

The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) the Company’s internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal, compliance and risk management established by management and the Board.

Our Board has adopted a written charter for the Audit Committee, which sets out the Audit Committee’s responsibilities, consistent with the rules of the SEC and Canadian National Instrument 52-110, a current copy of which is available on our website at investors.gtigrows.com. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.

Both our independent auditors and internal financial personnel regularly meet privately with the Audit Committee and have unrestricted access to this committee. At no time since the commencement of the Company’s most recently completed fiscal year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board. Our Audit Committee held four meetings during the year ended December 31, 2021.

Compensation Committee

The Compensation Committee of the Board (the “Compensation Committee”) consists of Mr. Senk and Ms. Berger. In addition, Mr. Moore and Ms. Mylavarapu served on the Compensation Committee until their resignations from the Board on March 11, 2022 and April 28, 2022, respectively. Mr. Senk serves as the Chair of our Compensation Committee. Our Compensation Committee assists the Board in fulfilling its responsibilities for compensation philosophy and guidelines. The Compensation Committee also has responsibility for fixing compensation levels for the Company’s executive officers. In addition, the Compensation Committee is charged with reviewing the Green Thumb Industries Inc. 2018 Stock and Incentive Plan (as amended to date, the “Stock and Incentive Plan”) and proposing changes thereto, approving any awards under the Stock and Incentive Plan and recommending any other employee benefit plans, incentive awards and perquisites with respect to the Company’s executive officers. The Compensation Committee is also responsible for reviewing, approving and reporting to the Company’s Board annually (or more frequently as required) on the Company’s succession plans for its executive officers, and for overseeing the annual Board self-evaluation process.

Additional discussion of the role and responsibilities of the compensation committee is set forth below under “Compensation Discussion and Analysis.”

Our Board has adopted a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the SEC and the guidance of the Canadian Securities Administrators, a current copy of which is available on our website at investors.gtigrows.com.

Our Board has determined that Mr. Senk, Mr. Moore and Ms. Mylavarapu are independent as defined by NYSE rules and applicable Canadian securities laws. Our Compensation Committee held 5 meetings during the year ended December 31, 2021.

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Corporate Secretary, Green Thumb Industries Inc., 325 West Huron Street, Suite 700, Chicago, Illinois 60654.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers:

Name	Age	Position(s)
Beth Burk	58	General Counsel and Secretary
Anthony Georgiadis	44	Director and Chief Financial Officer
Benjamin Kovler	43	Founder, Chairman of the Board and Chief Executive Officer

Biographical Information

The biographies of Benjamin Kovler and Anthony Georgiadis can be found under “Proposals No. 1 and 2—Election of Directors.” The following is biographical information for our other executive officer:

Beth Burk

Beth Burk joined as Interim Chief Legal and Compliance Officer in November 2019 and became General Counsel in January 2020. She was appointed as Secretary of the Company on March 20, 2020. She was previously at Aon plc, a leading global professional services firm providing a broad range of risk, retirement and health solutions, where she served as Global Chief Compliance Officer from July 2015 to June 2019 and Chief Counsel, Global Employment from October 2010 to July 2015. During her 14-year tenure with Aon plc, she served the company in its Chicago and London offices in a variety of key leadership roles. Prior to joining Aon plc, Beth was a partner in the Chicago office of the global law firm Winston & Strawn LLP, where she advised businesses in a variety of industries from early stage to maturity. Beth brings over 30 years of broad legal experience and earned her Juris Doctor from Chicago-Kent College of Law and a Bachelor of General Studies degree, with a concentration in Economics, from the University of Michigan.

COMPENSATION DISCUSSION AND ANALYSIS

This section contains a discussion and analysis of the compensation program in place for our named executive officers (“NEOs”). We registered with the U.S. Securities and Exchange Commission (“SEC”) in February 2020 and filed our proxy statements in 2020 and 2021 under the scaled-down executive compensation disclosure requirements generally available to emerging growth companies. As of January 1, 2022, we ceased to be an emerging growth company and therefore, this proxy statement includes additional detail regarding executive compensation that was not required to be included in our previous proxy statements, including (i) this Compensation Discussion and Analysis (“CD&A”), (ii) additional compensation tables, (iii) an advisory vote on the compensation of our NEOs, which is included as Proposal No. 3 in this Proxy Statement, and (iv) an advisory vote on the preferred frequency of advisory shareholder votes on the compensation of our NEOs, which is included as Proposal No. 4 in this Proxy Statement.

This CD&A provides an overview of our executive compensation philosophy, discusses executive compensation policies and practices, and analyzes how and why our Compensation Committee arrived at specific compensation decisions for our fiscal year ended December 31, 2021.

For 2021, our NEOs were:

•	Benjamin Kovler, our Founder, Chairman and Chief Executive Officer (“CEO”);

•	Anthony Georgiadis, our Chief Financial Officer (“CFO”) and director;

•	Beth E. Burk, our General Counsel and Secretary; and

•	Jennifer Dooley, our former Chief Strategy Officer, who resigned from the Company effective August 31, 2021.

This CD&A should be read together with the compensation tables and related disclosures set forth below.

Executive Summary of Executive Compensation

Driven by our entire team, including our NEOs, Green Thumb achieved significant revenue growth and strong financial and operational results in 2021. These achievements factored significantly into the Compensation Committee’s decisions regarding the compensation for our NEOs. We believe that our compensation programs for our executive team, including our NEOs, was an important motivating factor for our strong operating and financial performance, growing our business and strengthening our position for success in the future. For 2021, the Compensation Committee tied our NEOs compensation to corporate performance primarily through our 2021 Annual Bonus (defined and further described below under “– Elements of Compensation – Short Term Incentive Awards”) and awards of employee stock options granted pursuant to the Stock and Incentive Plan (“Options”). The amounts our NEOs earned under the 2021 Annual Bonus were primarily driven by the Company’s achievement with respect to Revenue and Adjusted Operating EBITDA (defined below) measured against pre-established goals.

Highlights of the Year Ended December 31, 2021

During 2021, the Company grew significantly and had many significant achievements, including:

•	Increased revenue by 60.5% over the prior year to $893.6 million;

•

Expanded Adjusted Operating EBITDA (defined as earnings before interest, taxes, depreciation and amortization, adjusted for other income, non-cash share-based compensation, one-time transaction related expenses and other non-operating costs) by 71.4% to $307.8 million or 34.5% of revenue;

•

Achieved positive net income (as determined under U.S. generally accepted accounting principles) of $75.4 million or $0.34 per basic share, compared with $15.0 million or $0.07 per share in the prior year;

•	Further strengthened our balance sheet with disciplined capital allocation to support continued future growth;

•

Expanded into Virginia, Rhode Island and Minnesota with acquisitions of Dharma Pharmaceuticals, LLC, Mobley Pain Management and Wellness (Delaware) LLC, Canwell Processing (Rhode Island) LLC, and LeafLine Industries, Inc.;

•	Refinanced our primary credit facility to an industry-leading 7% interest rate; and

•	Grew from 51 to 73 open and operating retail locations, 13 to 17 cultivation and production facilities and approximately 2,200 to over 3,700 employees.

Our Compensation Philosophy

The Company’s compensation philosophy is based on attracting, retaining and motivating employees with a mix of short- and long-term compensation opportunities that are aligned with our corporate strategic objectives and the interests of our shareholders, while effectively managing risk and broader stakeholder considerations. Our compensation policies and practices throughout the organization, and for our executives in particular, reflect the high-growth nature of the Company and the nature of our nascent, rapidly evolving, highly regulated industry. Particular aspects of the cannabis industry that shape our compensation philosophy include:

•	Restraints on our access to traditional sources of capital due to the continued federal illegality of cannabis; and

•	the impact of Internal Revenue Code Section 280(E), which requires that we pay taxes on our income before deducting for certain compensation expenses.

Because of the significant constraints placed on the Company’s access to and uses of capital, the Company takes a conservative approach to cash management to preserve overall corporate flexibility. As a result, the Compensation Committee places significant emphasis on balancing cash with non-cash elements of compensation for our NEOs, as well as aligning the Company’s compensation policies and practices with our stage of development, encouraging disciplined financial management and focusing on sustainable long-term growth. In addition, the Compensation Committee takes into account the size and complexity of our business and the industry, the competitive marketplace for talent, and the contributions of our NEOs in driving our business results and executing of our operating plans.

The Compensation Committee endeavors to ensure that the philosophy and operation of our compensation programs reinforce our culture and values, creates a balance between risk and reward, attracts, motivates and retains executive officers over the long-term, and aligns their interests with those of our shareholders. We seek employees, and executives in particular, who have an entrepreneurial spirit, embrace change and uncertainty, are passionate about their work, and value the unique opportunities the Company offers in terms of longer-term incentives.

Mix of Pay

As shown below, approximately 78% of our CEO’s target compensation and 65% of our other NEOs’ (taken as a group) target compensation for 2021 is variable based on Company and individual performance. Variable compensation consists of the 2021 Annual Bonus and the annual stock option grants. Management believes a high percentage of variable compensation, especially long-term incentives, is beneficial to motivate our employees and is aligned with stakeholder interests.

For a more detailed description of the elements of our NEOs’ compensation, see “—Elements of Compensation” below.

How 2021 Performance Tied to Executive Compensation

In 2021, the Company achieved strong performance with respect to Revenue and Adjusted Operating EBITDA, resulting in a 132.2% of target payout for the corporate performance component under the 2021 Annual Bonus. These results, combined with the individual performance element of the 2021 Annual Bonus and awards of Options (described below under “—Elements of Compensation – Long Term Incentive Awards”), resulted in actual compensation for our CEO that was 80% performance-based and 20% fixed and for our other NEOs (taken as a group but excluding Ms. Dooley, who left prior to the end of the year, and the special, one-time award to

Ms. Burk described under “—Elements of Compensation – Long-Term Incentive Awards – Special Equity Awards During 2021” below) that was 68% performance-based and 32% fixed.

Compensation Governance and Process

The Compensation Committee of our Board is authorized to review and approve all compensation decisions relating to our executive officers, including annually establishing our compensation philosophy and programs, goals, and related matters. Our CEO makes recommendations to the Board regarding the compensation for the NEOs other than himself.

The Compensation Committee reports to the Board of Directors and consists of: Glen Senk (Chair), Wendy Berger, Westley Moore (until March 11, 2022) and (from April 7, 2021 until April 28, 2022) Swati Mylavarapu. Glen Senk, Westley Moore and Swati Mylavarapu are independent directors. For details regarding the experience of the members of the Compensation Committee, see “Proposals No. 1 and 2 – Election of Directors, Biographical Information” above.

The role and responsibility of the Compensation Committee is to assist the Board in fulfilling its responsibilities for establishing the compensation philosophy and guidelines. Additionally, the Compensation Committee has responsibility for recommending to the Board compensation levels for directors; fixing compensation levels and supplemental benefits for the executive officers; and entering into employment, severance protection, change in control and related agreements and plans for the CEO and other executive officers, provided that any agreements with the CEO are subject to Board approval. In addition, the Compensation Committee is charged with reviewing the Stock and Incentive Plan and proposing changes thereto, and recommending any other employee benefit plans, incentive awards and perquisites with respect to the directors and executive officers. The Compensation Committee is responsible for approving equity or incentive awards under the Stock and Incentive Plan. The Compensation Committee is also responsible for reviewing, approving and reporting to the Board annually (or more frequently as required) on our succession plans for our executive officers, compensation risk management, and for overseeing our Board annual self-evaluation process.

In setting compensation for our NEOs, in February and March of 2021, the Compensation Committee reviewed the Company’s overall performance and key achievements for 2020, each individual’s respective performance and key achievements during the year, and recommendations from the Company’s People team leadership and the CEO. Based on this information, the Compensation Committee determined:

•	any changes to the NEOs’ salaries for the year, which changes were effective on April 1, 2021;

•	targets, metrics and the terms of the 2021 Annual Bonus; and

•	the Long-Term Incentive Awards to be granted in 2021.

Following the end of the fiscal year, in February 2022, the Compensation Committee reviewed these same factors for 2021, and determined (with respect to 2021 compensation), each NEO’s payment earned pursuant to the 2021 Annual Bonus.

Risk Management

The Compensation Committee regularly assesses and reports to the Board on potential risks associated with the Company’s compensation policies and practices on an annual basis, including with respect to the NEOs, and devotes such time and resources to compensation risk management as it believes appropriate given the Company’s current stage of development and as an overall corporate governance best practice. The Company’s NEO compensation policies and practices for 2021 are designed to mitigate risk by:

What We Do

+	providing a reasonable balance between cash and equity compensation;

+	establishing robust annual financial targets that are approved by the Compensation Committee for the 2021 Annual Bonus in the first quarter;

+	incorporating multiple financial measures in the 2021 Annual Bonus;

+	determining payouts under the 2021 Annual Bonus that can vary significantly based on Company performance;

+	encouraging retention of high performing individuals;

+	aligning the interests of the NEOs with the short-term and long-term objectives of the Company and its shareholders;

+	using a balance of formulaic measures and qualitative factors to determine achievement of goals;

+	the use of multi-year vesting to diminish the incentive to maximize performance in any one fiscal period at the expense of another; and

+	having the Compensation Committee annually review programs related to potential risk.

What We Don’t Do

–	not employing change-in-control provisions with single-trigger vesting;

–	not providing tax-gross ups;

–	not re-pricing or exchanging underwater Options;

–	not having separate enhanced health and welfare or retirement benefit plans for NEOs;

–	not having guaranteed increases to base salaries;

–	not permitting hedging, pledging or short sales of our stock;

–	not emphasizing incentives to produce short-term results to the detriment of long-term goals and results;

–	not providing incentives to pursue excessively risky business strategies; and

–	not having uncapped incentive award payouts.

For 2021, the Compensation Committee did not identify any risks arising from the Company’s compensation policies and practices that it or the Board believed were reasonably likely to have a material adverse effect on the Company.

Role of Management in Setting NEO Compensation

The CEO and People team support the Compensation Committee in its compensation work. The CEO, with the input of the People team leadership, makes recommendations to the Compensation Committee on NEO and top officer compensation. The People team leadership also make recommendations and provides information to, and answers questions from, the Compensation Committee as it fulfills its responsibilities regarding executive compensation. None of the Company’s NEOs (including the CEO) make recommendations directly to the Compensation Committee regarding their own compensation.

Role of Peer Benchmarking and Compensation Consultants

For 2021, the Compensation Committee elected not to formally benchmark our NEO’s compensation to other companies and did not perform compensation market survey reviews on executive compensation. The Compensation Committee has adopted an overall approach to be more conservative on cash (fixed compensation) while providing meaningful long-term incentive opportunities and overall growth potential offered in this industry and at our Company. Although the Compensation Committee may engage a compensation consultant in the future, it determined that benchmarking and engaging compensation consultants were not necessary during 2021.

Elements of Compensation

Base Salary

Base salary is the fixed portion of each executive officer’s total compensation. It is designed to provide income certainty. In determining the base level of compensation for the executive officers, weight is placed on factors including affordability and the individual’s competencies, skills, experience, contributions, and performance. When setting base salaries, the Compensation Committee also considers the impact of base salary on other compensation elements, such as the target annual incentive as well as internal pay equity. The Compensation Committee strives to set our NEOs’ base salaries at conservative levels while placing more emphasis on variable compensation (annual and long-term incentives), in line with our goal of maintaining flexibility with our available cash.

At its March 11, 2021 meeting, the Compensation Committee determined to approve 3% raises for Ms. Burk and Ms. Dooley, while making no changes to the salaries of Mr. Kovler and Mr. Georgiadis. These decisions reflected the Compensation Committee’s acknowledgement of the NEOs strong performance in the prior year, and took into account Mr. Kovler’s and Mr. Georgiadis’s personal preference for variable over fixed compensation, as well as the Company’s continued philosophy of emphasizing long-term incentives. Base salary changes were effective April 1, 2021.

2021 Base Salaries

NEO	2020 Salary	2021 Salary	% Change
Benjamin Kovler	$345,000	$345,000	0%
Anthony Georgiadis	$360,000	$360,000	0%
Beth E. Burk	$320,000	$329,600	3%
Jennifer Dooley	$245,000	$252,350	3%

Short-Term Incentive Awards

At its meeting on March 11, 2021, the Compensation Committee adopted the 2021 Annual Bonus Plan (the “2021 Annual Bonus”) applicable to our NEOs and other eligible Company employees, and established the performance metrics and targets that would be used to determine payouts under the 2021 Annual Bonus, as well as the target payout amount for each of the NEOs. This program was designed to afford eligible participants the opportunity to share in the Company’s success and reward their individual performance over the year, based on meeting or exceeding pre-established performance criteria. In determining the performance metrics and applicable targets for the 2021 Annual Bonus, the Compensation Committee reviewed the Company’s financial and operational priorities, strategic business objectives and plans for the year.

The 2021 Annual Bonus was designed to drive near-term goals supporting responsible, sustainable growth and to differentiate executives based on individual performance. The Compensation Committee assigned each executive a target incentive award as a percentage of their 2021 base salary (annualized based on the salaries in effect as of April 1, 2021), based on each executive’s responsibilities and role. The quantitative targets for each financial metric are designed to be challenging but reasonably attainable, with the maximum levels of achievements intended to be a true stretch. Maximum achievement of each metric was set at 125% percent of the target levels while threshold achievement was set at 85% of target. The Compensation Committee selected the quantitative metrics based on the fact that Revenue expansion is critical for high-growth companies, and Adjusted Operating EBITDA is a key metric of profitability for high-growth companies and those in the cannabis industry specifically.

Key features of the 2021 Annual Bonus include:

•	Amounts earned up to target are payable in cash to support the Company’s goal of using cash conservatively;

•	Amounts earned that exceed target by $10,000 or more have the entire amount over target delivered in immediately vested RSUs;

•	Payout is determined by the Compensation Committee based on Company and individual performance factors;

•

Company performance metrics are 50% Revenue and 50% Adjusted Operating EBITDA, to balance growth with responsible financial and operational management and align with the Company’s strategic priorities;

•

Individual performance is based on a subjective, qualitative assessment of each NEO’s annual performance by the Compensation Committee and, in the case of the NEOs other than himself, the recommendations of the CEO;

•	No payout will be considered earned if performance of both metrics falls below the respective threshold performance level;

•	Performance between threshold and target, or between target and maximum, is determined based on interpolated performance achievement; and

•	Performance between threshold and target will have a payout factor based on straight-line interpolation;

•	Between target and 110% performance achievement, each 1% of incremental performance achievement will result in a 1.5% increase in the payout factor; and

•

To incentivize and reward truly exceptional performance, payouts for achievement above 110% of target up to the maximum performance achievement of 125% of target will result in an increase of 2.3% of payout factor for each 1% of performance attainment.

The Compensation Committee determined that it was appropriate to keep Mr. Kovler’s and Mr. Georgiadis’s 2021 Annual Bonus targets as a percentage of their base salaries consistent with their respective targets under the prior year’s program, at 200% and 150%, respectively, and to increase each of Ms. Burk and Ms. Dooley’s targets from 40% to 50% of their base salaries, reflecting the Company’s philosophy of emphasizing meaningful performance-based incentive opportunities.

The goals for the Company’s performance for the 2021 Annual Bonus were:

Metric	Threshold Performance (85% of Target)	Target Performance	Maximum Performance (125% of Target)
Revenue	$637.5M	$750M	$937.5M
Adjusted Operating EBITDA	$212.5M	$250M	$312.5M
Payout Factor (as a % of Target)	50%	100%	150%

In addition, with the input of each NEO for themselves, as well as from Mr. Kovler for each other NEO, the Committee established performance goals for each NEO for the year that included:

Mr. Kovler	Mr. Kovler’s 2021 goals focused on key strategic imperatives, including effective expansion and alignment of our leadership team and organization; growing the organization through key organic and inorganic growth opportunities; positioning the Company for future development; successful execution of the Company’s operating plans; and providing strong overall leadership with respect to the Company’s development.

Mr. Georgiadis	Mr. Georgiadis’s 2021 goals included effective management of our finance and accounting functions, capital allocation and cash flows; development and management of internal controls in connection with the Company’s fist audit under Sarbanes Oxley Section 404; leadership on various growth and development initiatives; and leading the increase of the Company’s wholesale capacity.

Ms. Burk	Ms. Burk’s 2021 goals primarily centered on successful management of our legal and compliance functions and legal matters; leading the Company’s preparation for anticipated developments in the legal and regulatory landscape; and strengthen the Company’s culture of compliance.

Ms. Dooley	Ms. Dooley was not evaluated on her goals for 2021 as she was not employed the full year.

2021 Annual Bonus Results

Following the end of 2021, the Compensation Committee evaluated the Company’s and each NEOs performance with respect to the above described criteria, to determine each individual’s achievement under the 2021 Annual Bonus as follows:

The Company’s achievement with respect to the 2021 Revenue and Adjusted Operating EBITDA metrics was:

Metric	Threshold	Target	Maximum	Result	Payout Factor
Revenue (50% weighting)	$637.5M	$750M	$937.5M	$858.5M	125.4%
Adjusted Operating EBITDA (50% weighting)	$212.5M	$250M	$312.5M	$300.7M	139.0%
Total Company Performance		100%			132.2%

Individual performance was subjectively and qualitatively reviewed by the Compensation Committee. Key individual performance achievements for the year taken into consideration by the Compensation Committee in determining the applicable payouts under the 2021 Annual Bonus for each NEO were as follows:

Mr. Kovler	Mr. Kovler led strategic growth of the Company with strong financial and operational execution; enhanced brand loyalty and community partnerships; successfully onboarded key new members to Green Thumb’s Senior leadership team with a focus on engagement and talent development; continued to develop strategic industry relationships and build institutional capital; and positioned the company for profitable growth in 2022.

Mr. Georgiadis	Mr. Georgiadis’s accomplishments included successful hires in his senior leadership team; strong financial management and operational leadership; successful filing of all financial reports with the SEC on a timely basis; successful completion of the Company’s first internal controls audit under Sarbanes-Oxley Section 404 with the implementation of an action plan to remedy any identified issues; and leadership of the Company’s capital expenditure plan and merger and acquisition activities.

Ms. Burk	Ms. Burk’s strong performance included key achievements in building the business and positioning it for the future in terms of Company growth, development and a potential future U.S. exchange listing; and successfully strengthening the culture of compliance and building cross-functional relationships throughout the organization.

Ms. Dooley	Ms. Dooley was not evaluated on her goals for 2021 as she was not employed the full year.

The resulting individual annual incentive amounts were calculated as follows:

Name	Annual Bonus Target	Company Performance	Percentage of Target Earned	Total Earned Incentive
Mr. Kovler	$690,000	132.2%	126%	$869,262
Mr. Georgiadis	$540,000		127%	$684,504
Ms. Burk	$164,800		127%	$208,488
Ms. Dooley	$126,175		N/A	$84,001

Because all amounts of the earned payment under the 2021 Annual Bonus above the target level were paid in fully vested RSUs, the actual amount received by each of the NEOs was slightly less than the amounts reported above due to rounding, as the Company does not issue fractional shares.

On August 31, 2021, in connection with her planned departure from the Company, in recognition of her many contributions to the Company, strong performance overall and commitment to assist in a smooth transition of her responsibilities following her departure, the Compensation Committee awarded Ms. Dooley a payment in lieu of the 2021 Annual Bonus equal to her target 2021 Annual Bonus, prorated to reflect the portion of the year in which she served in the role of Chief Strategy Officer. Although the Company’s performance under the 2021 Annual Bonus plan were tracking above target for the year at that time, the Compensation Committee determined it was not appropriate to factor in overall corporate performance given the unknowns for the remainder of the year and that she only served for a portion of the year.

Long-Term Equity Incentive Awards

Long-term incentives granted under the Stock and Incentive Plan are intended to align the interests of the Company’s executive officers with those of our shareholders and to provide a long-term incentive that rewards these parties for their contributions to the creation of shareholder value. The Compensation Committee evaluates this on an annual basis as the Company and the industry continue to develop. In 2021, the Compensation Committee elected to award each NEO long-term equity incentive awards in the form of non-qualified Options with vesting in one-third annual increments on each of the first three anniversaries of the grant date, subject to the individual’s continued employment on the applicable vesting dates. All Options granted under the Share and Incentive Plan, including those to our NEOs, have an exercise price that is equal to the greater of the closing price of our stock on the CSE on the date of grant or the prior trading day. Options provide value only if our share price increases above the exercise price, thereby closely aligning the NEOs pay with shareholder interests. The Compensation Committee believes that Options that vest over a multi-year period help support the Company’s long-term initiatives, which include sustainable operational and financial performance, employee retention and driving shareholder value creation. As a result, it determined Options were an appropriate long-term award vehicle given the stage of the Company and the cannabis industry.

In establishing the dollar value of Options to be granted to each of the NEOs, reference is made to the recommendations made by the CEO and the total compensation opportunity for each of the other NEOs (base salary, bonus and long-term incentives). The Compensation Committee also considers the level of effort, time, responsibility, ability, experience and commitment of the executive officer in determining the level of long-term equity incentive awards. The Options awarded to our NEOs in 2021 have a five-year term. The Compensation Committee generally approves equity awards to be made only on the first calendar day of the month following the date of approval, although exceptions may be made in special circumstances. The annual equity awards to our NEOs are made at approximately the same time every year (April 1), and at the same time as the broad-based annual awards are made to other eligible employees.

The NEOs received Options with the following fair market values on April 1, 2021:

Name	Fair Market Value of 2021 Option Award
Benjamin Kovler	$500,000
Anthony Georgiadis	$349,998
Beth E. Burk	$249,993
Jennifer Dooley	$249,993

Special Equity Awards Granted in 2021

In addition, on August 3, 2021, based on the recommendation of the CEO, the Compensation Committee awarded Ms. Burk a one-time award of Options in recognition of her strong performance and for general retention purposes. This award had a grant date fair value of $399,992.

Insider Trading Policies

Our policy on insider trading prohibits all of our employees who meet the criteria of “insiders”, including our NEOs, from engaging in short selling, hedging or offsetting transactions with respect to our securities.

Perquisites and Other Personal Benefits

We believe in providing only very limited perquisites and personal benefits to our NEOs. For 2021, none of our NEOs received perks in excess of $10,000.

Our NEOs are also eligible to participate, at their election, in the broad-based benefit and welfare plans as well as discounts on Company products and at Company dispensaries that are available to the Company’s employees generally.

Retirement Benefit Plans

Each NEO is eligible to participate in the Vision Management Services, LLC 401(k) Plan, a tax-qualified, defined contribution retirement plan. The Vision Management Services, LLC 401(k) Plan is generally available to eligible employees of our operating subsidiary, Vision Management Services, LLC, and other subsidiaries that have elected to participate in the Vision Management Services, LLC 401(k) Plan. Participants in the Vision Management Services, LLC 401(k) Plan are eligible to make before-tax contributions and Roth contributions and, if Vision Management Services, LLC elects, to receive discretionary matching and/or profit-sharing contributions. To date, Vision Management Services, LLC has not elected to provide discretionary matching or profit-sharing.

Termination and Change of Control Benefits

Except as described below, we do not have any contract, agreement, plan or arrangement that provides for payments to a NEO at, following or in connection with a termination (whether voluntary, involuntary or constructive), resignation, retirement, a change of control or a change in a NEO’s responsibilities. The services of each of Benjamin Kovler, Anthony Georgiadis and Beth Burk are provided on an at-will basis.

The RSU and Option awards granted pursuant to the Stock and Incentive Plan provide for full vesting in the event the awardee’s death or if the awardee’s service is terminated without cause (as defined in the applicable award agreements) within 12 months following a change of control (as defined in the applicable award agreements). Options that are vested due to such a termination are exercisable for the duration of the option’s original term. Further, we, acting through our Board or our Compensation Committee, have broad discretion in how to treat awards under the Stock and Incentive Plan in the event of a change of control. Such discretion includes the ability to fully vest and cash-out awards, arrange for awards to be assumed by a buyer, provide for economically equivalent replacement awards or eliminate future vesting or exercisability as of, or following, a change of control. The Compensation Committee believes that these arrangements are an important part of our overall executive compensation program, as they help us ensure the continued focus and dedication of our NEOs, notwithstanding any concern that they may have at any given time regarding their continued employment prior to or following a change in control transaction, and we do not offer any other benefits in the event of an employee’s death. The Compensation Committee also believes that offering these limited severance benefits is an important recruiting and retention tool.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis, required by Item 402(b) of Regulation S-K, with management of the Company. Based on this review and discussion, the Compensation Committee recommends to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and such other filings with the SEC as may be appropriate.

COMPENSATION COMMITTEE

Glen Senk, Chair Wendy Berger Swati Mylavarapu

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth all compensation paid to or earned by the NEOs of the Company in the last three (3) fiscal years, except for Ms. Burk, who became a NEO for 2020.

Name and Principal Position	Year	Salary ($)		Bonus ($)			Stock Awards ($)(1)		Option Awards ($)(1)			Non-Equity Incentive Plan Compensation ($)(2)		Change in Nonqualified Deferred Compensation Earnings ($)		All Other Compensation ($)		Total ($)
Benjamin Kovler,	2021		$345,002		$—			$—		$500,000			$869,254		$—		$—		$1,714,256
Chief Executive Officer and Chairman	2020 2019	$ $	307,500 295,000	$ $	— —		$ $	— 1,404,000	$ $	339,127 1,764,000		$ $	972,881 400,000	$ $	— —	$ $	39,930 52,943	$ $	1,659,438 3,585,943
Anthony Georgiadis,	2021		$360,002		$—			$—		$349,998			$684,492		$—		$—		$1,394,492
Chief Financial Officer and Director	2020 2019	$ $	322,500 297,500	$ $	— —		$ $	— 1,053,000	$ $	339,127 1,764,000		$ $	634,496 400,000	$ $	— —	$ $	39,873 52,878	$ $	1,335,996 3,237,378
Beth Burk	2021		$327,202		$—			$—		$649,985	(3)		$208,482		$—		$—		$1,185,669
General Counsel and Secretary	2020		$320,000		$—			$454,100		$533,084			$150,386		$—		$140		$1,457,710
Jennifer Dooley(4)	2021		$166,396		$84,001	(5)		$—		$249,993			$—		$—		$—		$500,390
Former Chief Strategy Officer	2020 2019	$ $	241,750 219,563	$ $	— —		$ $	— 702,000	$ $	226,084 882,000		$ $	115,144 75,128	$ $	— —	$ $	— 880	$ $	582,978 1,879,971

Notes:

(1)

The amounts reported in the Stock Awards and the Option Awards columns reflect aggregate grant date fair value computed in accordance with ASC Topic 718, Compensation—Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. Assumptions used in the calculation of these amounts are included in Note 11 – Share Capital to our audited consolidated financial statements for the fiscal year ended December 31, 2021, which are included in the Form 10-K.

On April 1, 2021 the NEOs each received an award of Options with an exercise price of C$37.29, one-third of which vest on each of the first three anniversaries of the grant date, as follows:

Name	Number of Options
Benjamin Kovler	34,153
Anthony Georgiadis	23,907
Beth Burk	17,076
Jennifer Dooley	17,076

(2)

Each of our NEOs was eligible to earn a short-term cash incentive award under the 2021 Annual Bonus described above under “Compensation Discussion & Analysis – Elements of Compensation – Short-Term Incentive Awards”) above. The amounts the NEOs earned pursuant to the 2021 Annual Bonus reflected in the above table represent the total amounts earned, but a portion was paid in cash on April 15, 2022 and a portion in immediately vested RSUs which were delivered as of April 1, 2022, as highlighted below.

Name	2021 Target Bonus	2021 Earned Bonus	Paid in Cash	Delivered in Vested RSUs
Benjamin Kovler	$690,000	$869,262	$690,000	$179,254
Anthony Georgiadis	$540,000	$684,504	$540,000	$144,492
Beth Burk	$164,800	$208,488	$164,800	$43,682
Jennifer Dooley	$126,175	$0	$0	$0

The total 2021 Annual Bonus amounts actually received as indicated in the above table does not exactly match the amount paid in cash and delivered in vested RSUs, due to minor rounding and the fact that we do not issue partial shares. Ms. Dooley received a one-time cash bonus of $84,001 in connection her departure from the Company on August 31, 2021 in lieu of payment pursuant to the 2021 Annual Bonus, as further described above under “Compensation Discussion and Analysis – Elements of Compensation – Short-Term Incentive Awards.”

(3)	Also includes Ms. Burk’s receipt of an award of 25,268 Options on August 3, 2021, as further described in CD&A above.
(4)	Ms. Dooley served as our Chief Strategy Officer until her departure from the Company on August 31, 2021.
(5)

Ms. Dooley received a cash bonus in connection with her departure from the Company in lieu of the 2021 Annual Bonus, as further described under “Compensation Discussion and Analysis – Elements of Compensation – Short-Term Incentive Awards” above.

Grants of Plan-Based Awards in 2021

The table below summarizes each grant of an equity or non-equity award made to the NEOs during fiscal 2021 under our incentive plans.

	Type of Award	Grant Date	Estimated future payouts under non-equity incentive plan awards			All other stock awards; number of shares of stock or units (#)	All other option awards; number of securities underlying option (#)	Exercise or base price of option awards (C$)	Grant date fair value of stock and option awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)
Benjamin Kovler	2021Annual Bonus(1)		$345,000	$690,000	$1,035,000
	Stock Option(2)	4/1/2021					34,153	37.29	$500,000
	Payout above Target of 2020 Annual Bonus in RSUs(3)	4/1/2021				9,768			$282,881
Anthony Georgiadis	2021Annual Bonus(1)		$270,000	$540,000	$810,000
	Stock Option(2)	4/1/2021					23,907	37.29	$349,998
	Payout above Target of 2020 Annual Bonus in RSUs(3)	4/1/2021				3,263			$94,496
Beth Burk	2021Annual Bonus(1)		$82,400	$164,800	$247,200
	Stock Option(2)	4/1/2021					17,076	37.29	$249,993
	Stock Option(4)	8/3/2021					25,268	38.86	$399,992
	Payout above Target of 2020 Annual Bonus in RSUs(3)	4/1/2021				773			$22,386
Jennifer Dooley	2021Annual Bonus(1)		$63,088	$126,175	$189,263
	Stock Option(2)	4/1/2021					17,076	37.29	$249,993
	Payout above Target of 2020 Annual Bonus in RSUs(3)	4/1/2021				592			$17,144

(1)	Reflects the 2021 Annual Bonus as described under “Compensation Discussion and Analysis – Elements of Compensation – Short-Term Incentive Awards” above.
(2)	Reflects the annual equity awards as described under “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Equity Incentive Awards”.
(3)	Reflects the payment in fully-vested RSUs of the amounts each executive earned above their respective target pursuant to the Company’s annual bonus plan for the fiscal year ended on December 31, 2020.
(4)	Reflects a one-time special equity incentive award to Ms. Burk as further described under “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Equity Incentive Awards”) above.
(5)

The amounts reported in this column represent the grant date fair value of each 2021 equity award computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions made in computing the grant date fair value of these awards are described in Note 11 — Share Capital in our consolidated financial statements included in the Form 10-K.

Outstanding Equity Awards Table

The following table sets forth outstanding equity awards for the NEOs of the Company at fiscal 2021 year end, excluding Ms. Dooley, who did not have any outstanding equity awards at that time.

			Option Awards						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (C$)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Ben Kovler	8/30/2018	(2)	50,000	0	—	C$	14.64	8/30/2028	—	—	—	—
	4/12/2019	(3)	—	—	—		—	—	—	—	33,334	$741,348
	7/26/2019	(2)	200,000	100,000	—	C$	12.07	7/26/2024	—	—	—	—
	3/27/2020	(2)	27,173	54,348	—	C$	9.22	3/27/2025	—	—	—	—
	4/1/2021	(2)	0	34,153	—	C$	37.29	4/1/2026	—	—	—	—

Anthony Georgiadis	8/30/2018	(2)	50,000	0	—	C$	14.64	8/30/2028	—	—	—	—
	4/12/2019	(3)	—	—	—		—	—	—	—	25,000	$556,000
	7/26/2019	(2)	200,000	100,000	—	C$	12.07	7/26/2024	—	—	—	—
	3/27/2020	(2)	27,173	54,348	—	C$	9.22	3/27/2025	—	—	—	—
	4/1/2021	(2)	0	23,907	—	C$	37.29	4/1/2026	—	—	—	—

Beth Burk	1/31/2020	(2)	16,666	33,334	—	C$	12.65	1/31/2025	—	—	—	—
	1/31/2020	(3)	—	—	—		—	—	—	—	26,667	$593,074
	3/27/2020	(2)	18,115	36,232	—	C$	9.22	3/27/2025	—	—	—	—
	4/1/2021	(2)	0	17,076	—	C$	37.29	4/1/2026	—	—	—	—
	8/3/2021	(2)	0	25,268	—	C$	38.86	8/3/2026	—	—	—	—

Notes:

(1)	Based on the closing price of C$28.20 of a subordinate voting share on the CSE on December 31, 2021, or US$22.24 (based on the exchange rate for such date as reported by the Bank of Canada).
(2)	Option award that vests in one-third increments on each of the first three anniversaries of the grant date.
(3)	RSU award that vests in one-third increments on each of the first three anniversaries of the grant date.

Options Exercised and Stock Vested in 2021

The table below sets forth the number of shares acquired by our NEOs in fiscal 2021 as a result of the vesting of RSUs or the exercise of options awarded under our equity compensation programs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Benjamin Kovler	0	$0	43,101	$1,237,504
Anthony Georgiadis	0	$0	28,263	$810,465
Beth Burk	0	$0	14,106	$423,500
Jennifer Dooley	168,115	$2,226,851	17,259	$494,464

Notes:

(1)	Consists of RSUs that vested during 2021, including shares withheld for payment of applicable taxes associated with the vesting.
(2)

Calculated based on the closing price on the CSE on the date of the transaction, as converted to U.S. Dollars based on the exchange rate reported by the Bank of Canada as of the close of trading on that date.

Potential Payments Upon Termination or Change of Control

The table below provides the estimated incremental compensation for our NEOs upon termination of employment in the event of a Change-in-Control or the individual’s death. The amounts shown for each event assume that each NEO ceased to be employed by the Company as of December 31, 2021 and the price of one of our subordinate voting shares was US$22.24 (based on the C$28.20 on the Canadian Securities Exchange and the Bank of Canada currency conversion rate on December 31, 2021).

Upon a “change-in-control” and loss of job within twelve months, other than a termination for “cause”, all unvested equity would become immediately vested pursuant to the terms of each applicable award agreement. Upon death, all unvested equity would become immediately vested.

Name and Benefits	Termination in connection with a Change-in-Control other than for cause ($)	Termination resulting from death ($)
Benjamin Kovler
Stock Options	$2,085,590	$2,085,590
RSUs	$741,348	$741,348
Anthony Georgiadis
Stock Options	$2,085,590	$2,085,590
RSUs	$556,000	$556,000
Beth Burk
Stock Options	$812,508	$812,508
RSUs	$593,074	$593,074

DIRECTOR COMPENSATION

Beginning in August 2020, the Board eliminated director compensation fees for employee directors and approved the following compensation program for non-employee directors, with all elements to be paid in quarterly installments, which remained in place for all of 2021:

•	$50,000 annual cash retainer;

•	$40,000 additional annual cash retainer for the chair of the Audit Committee;

•	$25,000 additional annual cash retainer for the chair of the Compensation Committee;

•	$250,000 annual award of fully-vested RSUs; and

•	$100,000 additional annual award of fully-vested RSUs for each member of the Executive Committee.

The following table sets forth all compensation paid to or earned by each of our non-employee directors during fiscal year 2021 other than the two NEOs who also serve as directors, and Ms. McWhorter who joined the Board in 2022 and was not compensated by the Company in 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Wendy Berger(2)	$50,000	$349,965	$—	$—	$—	$—	$399,965
William Gruver(3)	$90,000	$349,965	$—	$—	$—	$—	$439,965
Glen Senk(4)	$75,000	$349,965	$—	$—	$—	$—	$424,965
Westley Moore(5)	$50,000	$249,921	$—	$—	$—	$—	$299,921
Swati Mylavarapu(6)	$35,548	$177,715	$—	$—	$—	$—	$213,263

(1)	During 2021, our directors received four quarterly awards of RSUs, the grant date fair value of each of which were:

Name	March 1, 2021	May 1, 2021	June 1, 2021	September 1, 2021	December 1, 2021	Total
Wendy Berger	$87,498	N/A	$87,473	$87,497	$87,497	$349,965
William Gruver	$87,498	N/A	$87,473	$87,497	$87,497	$349,965
Glen Senk	$87,498	N/A	$87,473	$87,497	$87,497	$349,965
Westley Moore	$62,470	N/A	$62,476	$62,494	$62,481	$249,921
Swati Mylavarapu	N/A	$52,740	N/A	$62,494	$62,481	$177,715

None of the non-management directors had outstanding equity awards as of December 31, 2021.

(2)	Ms. Berger’s 2021 compensation includes amounts for her service as a member of the Executive Committee.
(3)	Mr. Gruver’s 2021 compensation includes amounts for his service as chair of the Audit Committee and as a member of the Executive Committee.
(4)	Mr. Senk’s 2021 compensation includes amounts for his service as chair of the Compensation Committee and as a member of the Executive Committee.
(5)	Mr. Moore resigned from the Board effective March 11, 2022.
(6)	Ms. Mylavarapu served on the Board from April 7, 2021 until April 28, 2022. Her compensation was prorated to reflect the portion of the year in which she served.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2021, Glen Senk (Chair), Wendy Berger, Westley Moore and, beginning when she joined the Board on April 7, 2021, Swati Mylavarapu served as members of the Compensation Committee. Wendy Berger has relationships requiring disclosure with respect to related party transactions, as described above under “Proposals No. 1 and 2 – Election of Directors, Certain Relationships and Related Transactions”.

None of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as our director or on the Compensation Committee, during fiscal 2021. None of our executive officers served as a director of another entity, one of whose executive officers served on our Compensation Committee, during fiscal 2021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, and any persons who beneficially own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of copies of such reports and representations received from our directors and executive officers, we believe that during the year ended December 31, 2021, our directors, executive officers and 10% shareholders complied with their Section 16(a) filing requirements on a timely basis.

APPROVAL

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED as of May 2, 2022 By Order of the Board of Directors

/s/ Benjamin Kovler
Benjamin Kovler
Chief Executive Officer, Chairman and Founder

GREEN THUMB INDUSTRIES INC. 325 W. HURON ST., SUITE 700 CHICAGO, IL 60654 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central time on Tuesday, June 14, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/GTBIF2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central time on Tuesday, June 14, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D86061-P65806 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY GREEN THUMB INDUSTRIES INC. The Board of Directors recommends you vote FOR the following proposals: 1. Number of Directors. Set the number of directors to be elected at the Meeting to 6 (six). 2. Election of Directors. Nominees: 2a. Wendy Berger 2b. Anthony Georgiadis 2c. William Gruver 2d. Benjamin Kovler 2e. Dorri McWhorter 2f. Glen Senk For Withhold 3. Executive Compensation. Approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. The Board of Directors recommends you vote ONE YEAR on the following proposal 4: 4. Frequency of Executive Compensation Votes. Recommend, on an advisory basis, the frequency that the Company will hold an advisory shareholder vote to approve the compensation paid to the Company’s named executive officers. The Board of Directors recommends you vote FOR the following proposal: 5. Reappointment of Auditors. Re-appoint Baker Tilly US, LLP, as the auditors of the Company and to authorize the Board of Directors of the Company to fix that firm’s remuneration and terms of engagement. NOTE: Such other business as may properly come before the Meeting or any adjournment thereof. For Against Abstain One Two Three Year Years Years For Withhold Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D86062-P65806 GREEN THUMB INDUSTRIES INC. Form of Proxy – Annual General Meeting to be held on June 16, 2022 Appointment of Proxyholder I/We being the undersigned holder(s) of Green Thumb Industries Inc. hereby appoint Beth E. Burk and Andrew Grossman. OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of Green Thumb Industries Inc. to be held via live webcast at www.virtualshareholdermeeting.com/GTBIF2022 at 10:00 a.m. (Central time) on June 16, 2022 or at any adjournment or postponement thereof. This form of proxy is solicited by and on behalf of Management. Proxies must be received by 10:59 p.m., Central time, on June 14, 2022. Notes to Proxy 1. Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual General Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided. 2. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3. This proxy should be signed in the exact manner as the name appears on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. Continued and to be signed on reverse side